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                                                                  EXHIBIT 10.10



                       REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT



                            DATED as of May 3, 1996



                                  by and among



                           MARKS BROS. JEWELERS, INC.



                   The BANKS listed on Schedule 1 hereto, and



                     THE FIRST NATIONAL BANK OF BOSTON, and
          RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, as Agents for the
                                     Banks






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                              TABLE OF CONTENTS


1. DEFINITIONS AND RULES OF INTERPRETATION. .............................. 1
     1.1. Definitions. ................................................... 1
     1.2. Rules of Interpretation. ....................................... 22
2. THE DOLLAR FACILITY - REVOLVING CREDIT LOANS. ......................... 23
     2.1. Commitment to Lend. ............................................ 23
     2.2. Commitment Fee. ................................................ 23
     2.3. Reduction of Total Revolver Commitment. ........................ 24
     2.4. The Revolving Credit Notes. .................................... 24
     2.5. Interest on Revolving Credit Loans.............................. 25
     2.6. Requests for Revolving Credit Loans; Conversion Options. ....... 25
     2.7. Funds for Revolving Credit Loans. .............................. 25
     2.8. Maturity. ...................................................... 25
     2.9. Optional Repayments of Revolving Credit Loans. ................. 25
3. THE DOLLAR FACILITY - THE TERM LOAN. .................................. 25
     3.1. Commitment to Lend. ............................................ 25
     3.2. The Term Notes. ................................................ 25
     3.3. Schedule of Installment Payments of Principal of Term Loan. .... 26
     3.4. Optional Prepayment of Term Loan. .............................. 26
     3.5. Interest on Term Loan. ......................................... 26
     3.6. Excess Cash Flow Prepayment. ................................... 27
4. THE DOLLAR FACILITY - LETTERS OF CREDIT. .............................. 27
     4.1. Letter of Credit Commitments.................................... 27
            4.1.1. Commitment to Issue Letters of Credit. ................ 27
            4.1.2. Letter of Credit Applications. ........................ 28
            4.1.3. Terms of Letters of Credit. ........................... 28
            4.1.4. Reimbursement Obligations of Dollar Banks. ............ 28
            4.1.5. Participations of Dollar Banks. ....................... 28
     4.2. Reimbursement Obligation of the Borrower. ...................... 28
     4.3. Letter of Credit Payments. ..................................... 29
     4.4. Obligations Absolute. .......................................... 30
     4.5. Reliance by Issuer. ............................................ 30
     4.6. Letter of Credit Fee. .......................................... 31
5. THE GOLD FACILITY - PURCHASES AND CONSIGNMENTS . ...................... 31
     5.1. Commitment To Make Purchases and Consignments; Title To
     Consigned Precious Metal. ........................................... 31
     5.2. Consignment Fees. .............................................. 33
     5.3. Requests For Purchases and Consignments. ....................... 33
     5.4. Payment on Account Of Repurchase or Redelivery of Consigned
     Precious Metal. ..................................................... 34
     5.5. Conversion Options. ............................................ 36
     5.6. Funds for Purchases and Consignments ........................... 37






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                                     -ii-


     5.7. Repurchase at Maturity. .......................................   38
     5.8. True Consignment. .............................................   39
6. THE GOLD FACILITY - THE GOLD LOANS. ..................................   39
     6.1. Commitment to Lend. ...........................................   39
     6.2. The Gold Notes. ...............................................   40
     6.3. Interest on Gold Loans. .......................................   40
     6.4. Requests for Gold Loans; Conversion Options. ..................   40
     6.5. Funds for Gold Loans. .........................................   40
     6.6. Repayment of Gold Loans at Maturity. ..........................   40
     6.7. Optional Repayments. ..........................................   41
7. CERTAIN COMMON PROVISIONS RELATING. ..................................   41
TO THE GOLD FACILITY. ...................................................   41
     7.1. Commitment Fee. ...............................................   41
     7.2. Reduction of Total Gold Commitment. ...........................   41
8. CERTAIN GENERAL PROVISIONS. ..........................................   41
     8.1. Interest on Loans. ............................................   41
     8.2. Borrowing Base and Consignment Limitations. ...................   42
     8.3. Requests for Loans. ...........................................   42
     8.4. Conversion Options. ...........................................   44
           8.4.1. Conversion to Different Type of Loan. .................   44
           8.4.2. Continuation of Type of Loan. .........................   44
           8.4.3. Eurodollar Rate Loans. ................................   45
     8.5. Funds for Loans. ..............................................   45
           8.5.1. Funding Procedures. ...................................   45
           8.5.2. Advances by Applicable Agent. .........................   45
     8.6. Settlements; Failure to Make Funds Available. .................   46
     8.7. Optional Repayments of Loans. .................................   47
     8.8. Repayments of Loans and Repurchases of Consigned Precious
     Metals Prior to Event of Default. ..................................   48
     8.9. Repayments of Loans and Repurchases of Consigned Precious
     Metals and Distribution of Collateral Proceeds After Event of
     Default. ...........................................................   50
     8.10. Closing Fee. .................................................   51
     8.11. Agents' Fee. .................................................   51
     8.12. Funds for Payments. ..........................................   51
           8.12.1. Payments to Agent. ...................................   51
           8.12.2. No Offset, etc........................................   51
     8.13. Computations. ................................................   52
     8.14. Inability to Determine Eurodollar Rate or Consignment Fixed
     Rate. ..............................................................
     8.15. Illegality of Eurodollar Rate Loans or Consignment Fixed Rate
     Amounts. ...........................................................   53
     8.16. Additional Costs, etc. .......................................   54
     8.17. Capital Adequacy. ............................................   55




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                                    -iii-



     8.18.  Certificate. ............................................. 56
     8.19.  Indemnity. ............................................... 56
     8.20.  Interest After Default. .................................. 56
     8.21.  Performance Adjustments. ................................. 57
9. COLLATERAL SECURITY. .............................................. 58
10. REPRESENTATIONS AND WARRANTIES . ................................. 58
     1O.1.  Corporate Authority. ..................................... 58
            10.1.1. Incorporation; Good Standing. .................... 58
            10.1.2. Authorization. ................................... 58
            10.1.3. Enforceability. .................................. 59
     10.2.  Governmental Approvals. .................................. 59
     10.3.  Title to Properties; Leases. ............................. 59
     10.4.  Financial Statements and Projections. .................... 59
            10.4.1. Financial Statements. ............................ 59
            10.4.2. Projections. ..................................... 60
     10.5.  No Material Changes, etc. ................................ 60
     10.6.  Franchises, Patents, Copyrights, etc. .................... 60
     10.7.  Litigation. .............................................. 60
     10.8.  No Materially Adverse Contracts, etc. .................... 61
     10.9.  Compliance with Other Instruments, Laws, etc. ............ 61
     10.10. Tax Status. .............................................. 61
     10.11. No Event of Default. ..................................... 61
     10.12. Holding Company and Investment Company Acts. ............. 61
     10.13. Absence of Financing Statements, etc. .................... 62
     10.14. Perfection of Security Interest. ......................... 62
     10.15. Certain Transactions. .................................... 62
     10.16. Employee Benefit Plans. .................................. 62
            10.16.1. In General. ..................................... 62
            10.16.2. Terminability of Welfare Plans. ................. 63
            10.16.3. Guaranteed Pension Plans. ....................... 63
            10.16.4  Multiemployer Plans. ............................ 63
     10.17. Regulations U and X. ..................................... 63
     10.18. Environmental Compliance. ................................ 64
     10.19. Subsidiaries, etc. ....................................... 65
     10.20. Bank Accounts. ........................................... 65
11. AFFIRMATIVE COVENANTS OF THE BORROWER. ........................... 66
     11.1.  Punctual Payment. ........................................ 66
     11.2.  Maintenance of Office. ................................... 66
     11.3.  Records and Accounts. .................................... 66
     11.4.  Financial Statements, Certificates and Information. ...... 66
     11.5.  Notices. ................................................. 69
            11.5.1. Defaults. ........................................ 69
            11.5.2. Environmental Events. ............................ 69
            11.5.3. Notification of Claim against Collateral. ........ 69
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                                     -iv-

            11.5.4. Notice of Litigation and Judgments. ...............  69
      11.6. Corporate Existence; Maintenance of Properties. ...........  70
      11.7. Insurance. ................................................  70
      11.8. Taxes. ....................................................  71
      11.9. Inspection of Properties and Books, etc. ..................  71
            11.9.1. General. ..........................................  71
            11.9.2. Inventory Appraisals. .............................  72
            11.9.3. Appraisals. .......................................  72
            11.9.4. Communications with Accountants. ..................  72
      11.10. Compliance with Laws, Contracts, Licenses, and Permits. ..  72
      11.11. Employee Benefit Plans. ..................................  73
      11.12. Use of Proceeds. .........................................  73
      11.13. Additional Mortgaged Property. ...........................  73
      11.14. Bank Accounts. ...........................................  74
      11.15. Inventory Restrictions. ..................................  75
      11.16. Private Label Credit Card Program. .......................  75
      11.17. Further Assurances. ......................................  75
12. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. .......................  75
      12.1. Restrictions on Indebtedness. .............................  75
      12.2. Restrictions on Liens. ....................................  76
      12.3. Restrictions on Investments. ..............................  77
      12.4. Distributions. ............................................  78
      12.5. Merger, Consolidation and Disposition of Assets............  78
            12.5.1. Mergers and Acquisitions. .........................  78
            12.5.2. Disposition of Assets. ............................  78
      12.6. Sale and Leaseback. .......................................  79
      12.7. Compliance with Environmental Laws. .......................  79
      12.8. Indentures. ...............................................  79
      12.9. Employee Benefit Plans. ...................................  80
      12.10. Bank Accounts. ...........................................  80
      12.11. Consignment Transactions. ................................  81
      12.12. Transactions with Affiliates. ............................  81
      12 13. Subsidiaries. ............................................  81
13. FINANCIAL COVENANTS OF THE BORROWER. ..............................  81
      13.1. Total Funded Debt to EBITDA. ..............................  81
      13.2. Capital Expenditures. .....................................  82
      13.3. Consolidated Tangible Net Worth. ..........................  82
      13.4. Fixed Charge Coverage Ratio. ..............................  82
      13.5. Consolidated EBITDA. ......................................  83
14. CLOSING CONDITIONS. ...............................................  83
      14.1. Loan Documents, etc. ......................................  83
      14.2. Certified Copies of Charter Documents. ....................  83
      14.3. Corporate, Action. ........................................  83
      14.4. Incumbency Certificate. ...................................  83




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                                     -v-


       14.5. Validity of Liens. .......................................  84
       14.6. Perfection Certificate and UCC Search Results.............  84
       14.7. Certificates of Insurance. ...............................  84
       14.8. FNBB Concentration Accounts; Agency Account Agreements. ..  84
       14.9. Borrowing Base Report; Consigned Precious Metal Report;
       Monthly Inventory Report. ......................................  84
       14.10. Accounts Payable Aging Report. ..........................  85
       14.11. Opinion of Counsel. .....................................  85
       14.12. Payment of Fees. ........................................  85
       14.13. Payoff Letters. .........................................  85
       14.14. Terms of Consignment. ...................................  85
       14.15. Consummation of Public Offering and Senior Subordinated
       Note Issuance. .................................................  85
       14.16. Financial Statements. ...................................  86
       14.17. Restructuring of ESOP. ..................................  86
15. CONDITIONS TO ALL BORROWINGS. .....................................  86
       15.1. Representations True; No Event of Default. ...............  86
       15.2. No Legal Impediment. .....................................  86
       15.3. Governmental Regulation. .................................  87
       15.4. Proceedings and Documents. ...............................  87
       15.5. Borrowing Base Report; Consigned Precious Metal Report. ..  87
16. EVENTS OF DEFAULT; ACCELERATION; ETC...............................  87
       16.1. Events of Default and Acceleration. ......................  87
       16.2. Termination of Commitments. ..............................  91
       16.3. Remedies..................................................  91
17. SETOFF. ...........................................................  92
18. THE AGENT. ........................................................  92
       18.1. Authorization. ...........................................  92
       18.2. Employees and Agents. ....................................  93
       18.3. No Liability. ............................................  93
       18.4. No Representations. ......................................  94
       18.5. Payments. ................................................  94
             18.5.1. Payments to Agent. ...............................  94
             18.5.2. Distribution by Agent. ...........................  94
             18.5.3. Delinquent Banks..................................  95
       18.6. Holders of Notes. ........................................  95
       18.7. Indemnity. ...............................................  96
       18.8. Agents as Banks...........................................  96
       18.9. Resignation. .............................................  96
       18.10. Notification of Defaults and Events of Default. .........  96
       18.11. Duties in the Case of Enforcement. ......................  97
19. EXPENSES. .........................................................  97
20. INDEMNIFICATION. ..................................................  98
21. SURVIVAL OF COVENANTS, ETC. .......................................  99



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                                     -vi-

22. ASSIGNMENT AND PARTICIPATION........................................  99
      22.1. Conditions to Assignment by Banks. .........................  99
      22.2. Certain Representations and Warranties; Limitations;
      Covenants. .......................................................  100
      22.3. Register. ..................................................  101
      22.4. New Notes. .................................................  102
      22.5. Participations. ............................................  102
      22.6. Disclosure. ................................................  102
      22.7. Assignee or Participant Affiliated with the Borrower. ......  103
      22.8. Miscellaneous Assignment Provisions. .......................  103
      22.9. Assignment by Borrower. ....................................  104
23. NOTICES, ETC. ......................................................  104
24. GOVERNING LAW. .....................................................  105
25. HEADINGS. ..........................................................  105
26. COUNTERPARTS. ......................................................  105
27. ENTIRE AGREEMENT, ETC. .............................................  105
28. WAIVER OF JURY TRIAL. ..............................................  106
29. CONSENTS, AMENDMENTS, WAIVERS, ETC. ................................  106
30. SEVERABILITY. ......................................................  107





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                       REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT

     This REVOLVING CREDIT, TERM LOAN AND GOLD CONSIGNMENT AGREEMENT is made as of May 3, 1996, by and among MARKS BROS. JEWELERS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606; THE FIRST NATIONAL BANK OF BOSTON, a national banking association, RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association and the other lending institutions listed on
Schedule 1; and THE FIRST NATIONAL BANK OF BOSTON and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK as agents for themselves and such other lending institutions.

                 1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable. All rights of the Borrower to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

     Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

     Agency Account Agreement. Any Agency Account Agreement in the form of Exhibit A attached hereto (or a form otherwise approved by the Dollar Agent in its sole discretion) entered into by the Borrower, the Dollar Agent and a depository institution satisfactory to the Agents.

     Agents. For the Dollar Facility, FNBB; for the Gold Facility, RIHT.

     Agents' Special Counsel. Bingham, Dana & Gould LLP or such other counsel as may be approved by the Agents.



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                                      -2-

     Applicable Agent. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, the Term Loan or the Dollar Banks, the Dollar Agent; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Banks, the Gold Agent.

     Applicable Banks. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, the Term Loan or the Dollar Agent, the Dollar Banks; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Agent, the Gold Banks.

     Approved Credit Programs. Any credit program entered into by the Borrower with a bank or finance company in order to provide credit to the Borrower's customers, which program is acceptable to and has been approved by each of the Agents.

     Assignment and Acceptance. See Section 22.1.

     Balance Sheet Date. January 31, 1996.

     Banks. Collectively, the Dollar Banks and the Gold Banks.

     Base Rate. The higher of (i) the annual rate of interest announced from time to time by FNBB at its head office in Boston, Massachusetts, as its "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by FNBB from three funds brokers of recognized standing selected by FNBB.

     Base Rate Applicable Margin. At all times from the Closing Date through the first Performance Adjustment Date, one half of one percent (1/2%), and thereafter, the percentage determined by reference to the provisions of Section 8.21.

     Base Rate Loans. Revolving Credit Loans, Gold Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate.

     Borrower. As defined in the preamble hereto.

     Borrower's Precious Metal. Precious Metal owned by the Borrower and which qualifies as Eligible Inventory, excluding Consigned Precious Metal and Precious

Metal otherwise held by the Borrower on consignment other than pursuant to the Gold Facility.

     Borrowing Base. At the relevant time of reference thereto, an amount determined by the Dollar Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to Section 11.4(f), which is equal to (a) the Inventory Advance Rate Percentage of the result of
(i) the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory minus (ii) the Inventory Shrink Reserve plus
(b) 75% of Eligible Accounts Receivable.

     Borrowing Base Report. A Borrowing Base Report signed by the Vice President of Finance or principal financial or accounting officer of the Borrower and in substantially the form of Exhibit B hereto.

     Business Day. Any day, other than a Saturday or Sunday, on which banking institutions in Boston, Massachusetts and Providence, Rhode Island, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

     Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     Cash Collateral Agreement. Any Cash Collateral Agreement to be entered into between the Borrower and the Collateral Agent pursuant to Section 8.8(c) hereof, such Cash Collateral Agreement to be in the form of Exhibit M attached hereto.

     CERCLA. See Section 10.18.

     Closing Date. The first date on which the conditions set forth in Section 14 have been satisfied and any Revolving Credit Loans are to be made, the Term Loan is to be made, any Gold Loans are to be made, any Purchases and Consignments are to be made or any Letter of Credit is to be issued hereunder.

     Code. The Internal Revenue Code of 1986.

     Collateral. All of the property, rights and interests of the Borrower that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

     Collateral Agent. FNBB, in its capacity as collateral agent for the benefit of Banks and the Agents under and with respect to the Security Documents.

     Commitment. With respect to each Dollar Bank, the amount set forth on Part 1 of Schedule 1 hereto as the amount of such Dollar Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage. With respect to each Dollar Bank, the percentage set forth on Part 1 of Schedule 1 hereto as such Dollar Bank's percentage of the aggregate Commitments of all of the Dollar Banks.

     Concentration Bank. FNBB, Citibank, N.A. or any other depository institution which receives deposits directly, or indirectly (as a result of interim concentration of depository accounts), from in aggregate eight or more retail stores of the Borrower and its Subsidiaries.

     Confirmation of Swap Agreement. The Confirmation of Swap Agreement dated or to be dated on or prior to the Closing Date, between the Borrower and the Gold Agent and in form and substance satisfactory to each of the Banks, the Agents and the Borrower, pursuant to which the Borrower and the Gold Agent have made certain arrangements in order to fix the price of Consigned Precious Metal following an Event of Default.

     Consigned Precious Metal. Precious Metal (a) located at Permitted Inventory Locations, (b) subject to a Purchase and Consignment and consigned by the Gold Banks to the Borrower pursuant to the terms of this Credit Agreement and (c) for which the Gold Banks have not received payment or which has not been Redelivered to the Gold Agent.

     Consigned Precious Metal Report. A Consigned Precious Metal Report signed by the Vice President of Finance or the principal financial or accounting officer of the Borrower and in substantially the form of Exhibit C hereto.

     Consignment Advance Rate Percentage. Ninety percent (90%); provided, however, that if the Agents and their examiners, in their sole discretion, shall not have determined, prior to September 30, 1996, that the Borrower's ability to track all Precious Metal inventory in fine troy ounces and grams is in all respects satisfactory to the Agents, then from and after September 30, 1996, the Consignment Advance Rate Percentage shall be equal to eighty-five percent (85%) until such time as the Agents and their examiners shall have been able to make such determination with respect to the Borrower's Precious Metal tracking systems and procedures.

     Consignment Base Rate. A rate determined by RIHT from time to time in its sole discretion plus the Eurodollar Applicable Margin, which rate may be changed by RIHT following seven (7) days' prior written notice to the Borrower and the other Gold Banks.

     Consignment Base Rate Amounts. Consigned Precious Metal which is accruing a Consignment Fee calculated by reference to the Consignment Base Rate.

     Consignment Conversion Request. A notice given by the Borrower to the Gold Agent of the Borrower's election to convert or continue Consigned Precious Metals in accordance with Section 5.5.

     Consignment Dollar Cap. As defined in the definition of Consignment
Limit.

     Consignment Fees. Consignment fees on Consigned Precious Metal at the rates set forth in Section 5.2.

     Consignment Fixed Rate. With respect to any Interest Period, the amount equal to (a) the greater of (i) the Eurodollar Rate for such Interest Period minus the average of rates quoted to RIHT as the London Interbank Bullion Rates as displayed on Reuter's gold loan screen or, if Reuter's gold loan screen is not available, as set by RIHT, for Precious Metal forwards for such period (the "Contango Rate"), and (ii) zero (0), plus (b) the Eurodollar Applicable Margin.

     Consignment Fixed Rate Amounts. Consigned Precious Metal which is accruing a Consignment Fee calculated by reference to the Consignment Fixed Rate.

     Consignment Limit. Either (a) 39,000 troy ounces of Precious Metal (the "Consignment Ounce Cap") or (b) Consigned Precious Metal having a Fair Market Value equal to $16,000,000.00 minus the aggregate outstanding amount of Gold Loans (after giving effect to all amounts requested) (the "Consignment Dollar Cap").

     Consignment Ounce Cap. As defined in the definition of Consignment Limit.

     Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Adjusted EBITDA. With respect to the Borrower and its Subsidiaries and any particular fiscal period, Consolidated EBITDA for such period plus the amount of all extraordinary nonrecurring items of income during such period.

     Consolidated Cash Interest Expense. With respect to the Borrower and its Subsidiaries and any particular fiscal period, the amount of Consolidated Total Interest Expense which is paid or due to be paid in cash during such period.

     Consolidated EBITDA. With respect to the Borrower and its Subsidiaries and any particular fiscal period, the consolidated earnings (or loss) from operations of the Borrower and its Subsidiaries for such period, after eliminating therefrom all extraordinary nonrecurring items of income (including gains on the sale of assets and earnings from the sale of discontinued business lines), and after all expenses and other proper charges but before payment or provision for (a) any income taxes, interest expenses or Consignment Fees for such period, (b) depreciation for such period, (c) amortization for such period, and (d) all other noncash charges for such period, all determined in accordance with generally accepted accounting principles.

     Consolidated Excess Cash Flow. With respect to the Borrower and its Subsidiaries and any particular fiscal period, an amount equal to (a) Consolidated Adjusted EBITDA for such period less (b) the sum of (i) all taxes (including interest and penalties) paid or accrued during such period (without duplication of any such amounts paid or accrued in prior periods), plus (ii) the amount of Capital Expenditures made during such period to the extent permitted by the table appearing in Section 13.2, plus (iii) any payments or prepayments of the principal of any Indebtedness of the Borrower (other than Revolving Credit Loans or payments of the Term Loan pursuant to Section 3.6) made during such period, plus (iv) Consolidated Cash Interest Expense for such period, plus
(v) increases in Consolidated Working Capital during such period, plus (vi) the difference (not to exceed $1,500,000 during any such period and in no case to be less than $0) of (A) Capital Expenditures permitted to be made during such period pursuant to Section 13.2 minus (B) the amount of Capital Expenditures actually made during such period, plus (c) decreases in Consolidated Working Capital during such period.

     Consolidated Minimum Store Rent. With respect to any fiscal period, the aggregate amount of obligations of the Borrower and its Subsidiaries during such period to make direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals in respect of any leased retail store locations, calculated in a manner consistent with that reflected in the Borrower's audited financial statements for the year ended on the Balance Sheet Date.

     Consolidated Tangible Net Worth. The difference of (a) Consolidated Total Assets minus (b) Consolidated Total Liabilities, and less (c) the sum of:

         (i) the total book value of all assets of the Borrower and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, but excluding, whether or not so classified as intangible assets, up to $4,000,000 in the aggregate of unamortized transaction costs incurred by the Borrower and its Subsidiaries in connection with this Credit Agreement and the transactions contemplated hereby to the extent included in Consolidated Total Assets; plus

         (ii) all amounts representing any write-up in the book value of any assets of the Borrower or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

         (iii) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

     Consolidated Total Assets. All assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Total Funded Debt. With respect to any fiscal period, an amount equal to the average aggregate principal amount outstanding during such period in respect of all Indebtedness of the Borrower and its Subsidiaries pursuant to any agreement or instrument to which the Borrower or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit (including, without limitation, Obligations under this Credit Agreement and all Indebtedness in respect of the Senior Subordinated Notes) or in respect of Capitalized Leases.

     Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, Consignment Fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Consolidated Total Liabilities. All liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

     Consolidated Working Capital. As of any date, the difference of (a) the sum of (i) both billed and unbilled Accounts Receivable, plus (ii) inventory of the Borrower and its Subsidiaries (including Consigned Precious Metal); provided, however, that for purposes of determining inventory of the Borrower and its Subsidiaries at the end of any period (without limiting the calculation of inventory of the Borrower and its Subsidiaries at the beginning of any period), the amount of inventory of the Borrower and its Subsidiaries shall not exceed an amount equal to 280/365 multiplied by the Borrower's cost of goods sold for the fiscal year then ended calculated in accordance with generally accepted accounting principles, plus (iii) layaway receivables of the Borrower calculated in a manner consistent with the financial statements of the Borrower as of the Balance Sheet Date minus (b) the sum of (i) current accounts payable of the Borrower and its Subsidiaries, plus (ii) current accruals and accretions (exclusive of interest accruals and accretions and income taxes currently payable but inclusive of accrued payroll) of the Borrower and its Subsidiaries.

     Contango Rate. As defined in the definition of Consignment Fixed Rate.

     Conversion Request. A notice given by the Borrower to the Dollar Agent with respect to Dollar Facility Loans and to the Gold Agent with respect to Gold Loans, of the Borrower's election to convert or continue a Dollar Facility Loan or, as the case may be, a Gold Loan, in each case in accordance with Sections 2.6, 3.5, 6.4 and 8.4.

     Credit Agreement. This Revolving Credit, Term Loan and Gold Consignment Agreement, including the Schedules and Exhibits hereto.

     Default. See Section 16.1.

     Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     Dollar Agent. FNBB, acting as agent for the Dollar Banks.

     Dollar Agent's Head Office. The Dollar Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Dollar Agent may designate from time to time.

     Dollar Banks. FNBB and the other lending institutions listed on Part 1 of Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Dollar Bank pursuant to Section 22.

     Dollar Borrowing Base. At the relevant time of reference thereto, an amount determined by the Dollar Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to Section 11.4(f),
which   is equal to (a) 55% of the result of (i) the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory minus (ii) an amount equal to 111% of the sum of (A) the Fair Market Value of Consigned Precious Metal outstanding plus (B) the amount of Gold Loans outstanding minus (iii) the Inventory Shrink Reserve plus (b) 75% of Eligible Accounts Receivable minus (c) (i) from and after August 31, 1996 through December 31, 1996, 50% of the amount of any Landlord Lien Reserve and (ii) at all times after December 31, 1996, the amount of any Landlord Lien Reserve.

     Dollar Facility. The Dollar Banks' commitments to make Dollar Facility Loans and the Dollar Agent's agreement to issue, extend and renew Letters of Credit.

      Dollar Facility Loans. The Revolving Credit Loans and the Term Loan.

      Dollars or $. Dollars in lawful currency of the United States of America.

      Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with Sections 2.6, 3.5, 6.4 or 8.4.

     Eligible Assignee. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $ 100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD;
(iv) the central bank of any country which is a member of the OECD; and (v) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agents, such approval not to be unreasonably withheld.

     Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) which are generated in connection with Approved Credit Programs entered into by the Borrower (i) that the Borrower reasonably and in good faith determines to be collectible; (ii) that are with account debtors that (A) are not Affiliates of the Borrower, (B) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (C) are, in the Agents' reasonable judgment, creditworthy; (iii) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor;
(iv) that are not subject to any pledge, security interest or other lien or encumbrance other than those created by the Loan Documents; (v) in which the Collateral Agent has a valid and perfected first priority security interest;
(vi) that call for payment not faster than fourteen (14) days past the date that the account debtor has received the application documents; (vii) that are not outstanding for more than forty-five (45) days past the date of sale of the underlying goods; (viii) that are not due from an account debtor located in Indiana, Minnesota or New Jersey unless the Borrower (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (ix) that are payable in Dollars; (x) that are not payable from an office outside of the United States; and (xi) that are not secured by a letter of credit unless the Collateral Agent has a prior, perfected security interest in such letter of credit.

     Eligible Inventory. With respect to the Borrower, finished goods, Precious Metal and precious stone (whether or not placed in findings) inventory owned by the Borrower or consigned pursuant to this Credit Agreement, including inventory on layaway for customers up to a maximum amount of layaway inventory not in excess of ten percent (10%) of the total amount of the net book value (determined on an average cost basis at lower of cost or market) of the Borrower's inventory; provided that Eligible Inventory shall not include any inventory (i) held on consignment (other than inventory consigned pursuant to the Gold Facility), or not otherwise owned by the Borrower, or of a type no longer sold by the Borrower, (ii) which is damaged or not immediately saleable or subject to any legal encumbrance other than Permitted Liens, (iii) which is not in the possession of the Borrower unless it is in transit from one Permitted Inventory Location within the United States of America to another Permitted Inventory Location within the United States of America, (iv) as to which appropriate Uniform Commercial Code financing statements showing the Borrower as debtor and the Collateral Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Collateral Agent's security interest therein, (v) which has been shipped to a customer of the Borrower regardless of whether such shipment is on a consignment basis, (vi) which is not either (A) located at a Permitted Inventory Location within the United States of America or (B) in transit from one Permitted Inventory Location within the United States of America to another Permitted Inventory Location within the United States of America, or (vii) which the Agents reasonably deem to be obsolete or not marketable.

     Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws. See Section 10.18(a).

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan or Consignment Fixed Rate Amount, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Applicable Margin. At all times from the Closing Date through the first Performance Adjustment Date, two and one half percent (2-1/2%), and thereafter, the percentage determined by reference to the provisions of 8.21.

     Eurodollar Business Day. Any day, other than a Saturday or Sunday, on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other Eurodollar interbank market as may be selected (a) with respect to Dollar Facility Loans which are also Eurodollar Rate Loans, by the Dollar Agent, in its sole discretion acting in good faith or
(b) with respect to Gold Loans which are also Eurodollar Rate Loans or with respect to Consignment Fixed Rate Amounts, by the Gold Agent, in its sole discretion acting in good faith.

     Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan or for purposes of determining the Consignment Fixed Rate, the rate of interest equal to (a) the rate of interest for the Applicable Agent (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Applicable Agent's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where the Eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days impressed therein and in an amount comparable to the amount of the Eurodollar Rate Loan or Consignment Fixed Rate Amount of the Applicable Agent to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans. Revolving Credit Loans, Gold Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

     Event of Default. See Section 16.1.

     Excess Cash Flow Prepayment. See Section 3.6.

     Extension of Credit. The making of any Loan or Purchase and Consignment or the issuance, extension or renewal of any Letter of Credit.

     Fair Market Value. On any day, with respect to the calculation of the Dollar value of Precious Metal, the Second London Gold Fixing for such day times the number of ounces of Precious Metal for which such Dollar value is being calculated If no such price is available for a particular day, the Fair Market Value for such day shall be the price for the immediately preceding day for which such price is available. In the event that the London Bullion Brokers shall discontinue or alter its usual practice of quoting a price in Dollars for gold, the Fair Market Value for such day shall be RIHT's Spot Value for that day.

     Fee Letter. See Section 8.10.

     FNBB. The First National Bank of Boston, a national banking association, in its individual capacity.

     FNBB Concentration Accounts. See Section 11.14(a).

     Generally accepted accounting principles. (i) When used in Section 13, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date; provided, however, that if any change in such principles promulgated by the Financial Accounting Standards Board and its predecessors following the Balance Sheet Date would affect (or would result in a change in the method of calculation of) any of the covenants set forth in Section 13 or any definition related thereto, then the Borrower, the Agents and the Banks will negotiate in good faith to amend all such covenants and definitions as would be affected by such changes in such principles to the extent necessary to maintain the economic terms of such covenants as in effect under this Credit Agreement immediately prior to giving effect to such changes in such principles, provided further that until the amendment of such covenants and definitions shall have been agreed upon by the Borrower, the Agents and the Majority Banks, the covenants and definitions in effect immediately prior to such amendment shall remain in effect and any determination of compliance with any covenant set forth in Section 13 shall be construed in accordance with generally accepted accounting principles as in effect immediately prior to such amendment and consistently applied, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Gold Agent. RIHT, acting as agent for the Gold Banks.

     Gold Agent's Head Office. The Gold Agent's head office located at One Hospital Trust Plaza, Providence, Rhode Island 02903, or at such other location as the Gold Agent may designate from time to time.

     Gold Banks. RIHT and any other lending institution listed on Part 2 of
Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Gold Bank pursuant to Section 22.

     Gold Commitment. With respect to each Gold Bank, either (a) the Dollar amount set forth on Part 2 of Schedule 1 hereto as the amount of such Gold Bank's commitment to make Purchases and Consignments of Precious Metal or Gold Loans or (b) the number of troy ounces set forth on Part 2 of Schedule 1 hereto as the number of troy ounces of such Gold Bank's commitment to make Purchases and Consignments of Precious Metal, as the same may be reduced from time to time; or, if such commitment is terminated pursuant to the provisions hereof, zero.

     Gold Commitment Percentage. With respect to each Gold Bank, the percentage set forth on Part 2 of Schedule 1 hereto as such Gold Bank's percentage of the aggregate Gold Commitment of all of the Gold Banks.

     Gold Drawdown Date. The date on which any Purchase and Consignment is made or is to be made.

     Gold Facility. The Gold Banks' respective Gold Commitments to make Purchases and Consignments and Gold Loans.

     Gold Loans. Revolving credit loans made or to be made by the Gold Banks to the Borrower pursuant to Section 6.1.

     Gold Note Record. A Record with respect to a Gold Note.

     Gold Notes. See Section 6.2.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances. See Section 10.18(b).

     Headquarters Landlord Consent. The Landlord Consent and Waiver, dated or to be dated on or prior to the Closing Date, given by the lessor with respect to the Borrower's leased real property located in Chicago, Illinois at which the Borrower maintains its headquarters and central warehouse, such Headquarters Landlord Consent being in form and substance satisfactory to the Banks, the Collateral Agent and the Agents.

     Indebtedness. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the Obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     Indentures. The Indentures dated as of April 15, 1996 between the Borrower and Norwest Bank Minnesota, National Association, as trustee.

     Interest Payment Date. (i) As to any Base Rate Loan, the last day of any calendar month; and (ii) as to any Eurodollar Rate Loan, the last day of the applicable Interest Period.

     Interest Period. With respect to each Dollar Facility Loan, Gold Loan or Consignment Fixed Rate Amount, (a) initially, the period commencing on the Drawdown Date of such Loan (or, as the case may be, the Gold Drawdown Date of the Purchases and Consignments with respect to such Consignment Fixed Rate Amounts) and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (or, as the case may be, Purchase and Consignment Request with respect to Consignment Fixed Rate Amounts) (i) for any Base Rate Loan, the calendar month; and (ii) for any Eurodollar Rate Loan or Consignment Fixed Rate Amount, 1, 2 or 3 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan or Consignment Fixed Rate Amount and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request or Consignment Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

     (A) if any Interest Period with respect to a Eurodollar Rate Loan or Consignment Fixed Rate Amount would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

     (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

     (C) if the Borrower shall fail to give notice as provided in Sections 2.6, 3.5, 6.4 or 8.4, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan or Consignment Fixed Rate Amount to a Base

Rate Loan or Consignment Base Rate Amount, as applicable, on the last day of the then current Interest Period with respect thereto;

     (D) any Interest Period relating to any Eurodollar Rate Loan or Consignment Fixed Rate Amount that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

     (E) any Interest Period relating to any Eurodollar Rate Loan or Consignment Fixed Rate Amount that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Inventory Advance Rate Percentage. (a) at all times through and including December 31, 1996, 65%, and (b) at all times from and after January 1, 1997, 60%.

     Inventory Shrink Reserve. As of any date, the product of (a) the amount of Eligible Inventory as of such date times (b) 1.4%, as such amount may be adjusted from time to time, on five (5) days' prior written notice given by the Dollar Agent to the Borrower, as the Dollar Agent, in its reasonable discretion consistent with its usual business practices and policies, shall determine.

     Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Landlord Lien Reserve. The sum of (a) all rent past due on any Specified Lease at the time of reference and (b) all rent which may become due under any Specified Lease during the twelve month period commencing at the time of reference, in each case, unless otherwise requested by the Agents, calculated on February 1 and

August 1 of each calendar year by reference to the average monthly rent on such Specified Lease during the immediately preceding calendar year.

     Landlord Waiver. A waiver from the lessor or sublessor of property leased by the Borrower as lessee in substantially the form of Exhibit D hereto.

     Letter of Credit. See Section 4.1.1.

     Letter of Credit Application. See Section 4.1.1.

     Letter of Credit Participation. See Section 4.1.4.

     Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Fee Letter and the Security Documents.

     Loan Request. See Section 8.3(a).

     Loans. The Revolving Credit Loans, the Term Loan and the Gold Loans.

     Majority Banks. As of any date, the Banks (other than Delinquent Banks) whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least fifty-one percent (51%) of the Total Commitment.

     Maturity Date. April 30, 2001.

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Monthly Inventory Report. A Monthly Inventory Report signed by the Vice President of Finance or principal financial or accounting officer of the Borrower and in substantially the form of Exhibit N hereto.

     Multiemployer Plan. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Notes. The Term Notes, the Gold Notes and the Revolving Credit Notes.

     Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks, the Agents and the Collateral Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or Purchases and Consignments made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

     Operating Accounts. See Section 8.3(b).

     Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination; with respect to Purchases and Consignments, the aggregate Fair Market Value or number of troy ounces of Consigned Precious Metal which, as of any date of determination, has not been paid for by the Borrower or Redelivered.

     Outstanding Dollar Facility Amounts. The sum of (a) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus (b) the Maximum Drawing Amount and all Unpaid Reimbursement Obligations.

     Outstanding Facility Amounts. The sum of (a) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus (b) the outstanding amount of the Gold Loans (after giving effect to all amounts requested) plus (c) the Fair Market Value of Consigned Precious Metal (after giving effect to all Purchases and Consignments requested) plus (d) the Maximum Drawing Amount and all Unpaid Reimbursement Obligations.

     PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

     Perfection Certificate. The Perfection Certificate as defined in the Security Agreement.

     Performance Adjustment. See Section 8.21.

     Performance Adjustment Date. See Section 8.21.

     Permitted Inventory Locations. The retail stores and distribution centers of the Borrower and its Subsidiaries located in the United States of America and listed on Schedule 2 hereto, as such Schedule 2 may be supplemented from time to time in accordance with the provisions of Section 11.4(i).

     Permitted Liens. Liens, security interests and other encumbrances permitted by Section 12.2.

     Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Precious Metal. Gold measured in troy ounces having a fineness of not less than .9995, without regard to whether such gold is alloyed or unalloyed, in bullion form or contained in or processed into other materials which contain elements other than gold.

     Purchase and Consignment. Purchases and consignments of the Borrower's Precious Metal made or to be made by the Gold Banks pursuant to Section 5.1(a).

     Purchase and Consignment Request. See Section 5.3.

     Purchase Price. See Section 5.1 (b).

     Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

     Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Redelivered or Redelivery. The delivery by the Borrower to the Gold Agent's Head Office, at the Borrower's sole risk and expense, of Precious Metal in bullion form of a type and quality which is acceptable to the Gold Agent.

     Register. See Section 22.3.

     Reimbursement Obligation. The Borrower's obligation to reimburse the Dollar Agent and the Dollar Banks on account of any drawing under any Letter of Credit as provided in Section 4.2.

     Revolving Credit Loans. Revolving credit loans made or to be made by the Dollar Banks to the Borrower pursuant to Section 2.

     Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

     Revolving Credit Notes. See Section 2.4.

     RIHT. Rhode Island Hospital Trust National Bank, a national banking association, in its individual capacity.

     Security Agreement. The Security Agreement, dated or to be dated on or prior to the Closing Date, between the Borrower and the Collateral Agent and in form and substance satisfactory to the Banks, the Collateral Agent and the Agents.

     Security Documents. The Security Agreement, the Landlord Lien Waivers, the Headquarters Landlord Consent, the Trademark Assignment, the Trademark

Security Agreement, the Cash Collateral Agreement, all Agency Account Agreements, the Confirmation of Swap Agreement, and the Swap Agreement.

     Senior Subordinated Notes. The Borrower's (a) 12.15% Series A Senior Subordinated Notes due 2004 and (b) 15.00% Series B Senior Subordinated Notes due 2004 (including any Series B Senior Subordinated Notes issued by the Borrower as payment of interest thereon), each issued by the Borrower pursuant to the Indentures, as in effect on the Closing Date and as amended in accordance with the provisions of Section 12.8 hereof, or any replacement thereof entered into by the Borrower in accordance with the provisions of
Section 12.8.

     Settlement. The making of, or receiving of payments, in immediately available funds, by the Dollar Banks or, as the case may be, the Gold Banks, to the extent necessary to cause each Applicable Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) or, as the case may be, of Gold Loans (after giving effect to any Loan Request) to be equal to each Dollar Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request) or, as the case may be, each Gold Bank's Gold Commitment Percentage of the outstanding amount of such Gold Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount. See Section 8.6(a).

     Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if Friday is not a Business Day, the Business Day immediately following such Friday, (c) the Business Day immediately following either Agent becoming aware of the existence of an Event of Default, (d) any Business Day on which (i) the amount of Revolving Credit Loans outstanding from FNBB plus FNBB's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than FNBB's Commitment Percentage of the Total Revolver Commitment, or, as the case may be,
(ii) the amount of Gold Loans outstanding from RIHT plus RIHT's Gold
Commitment Percentage of the Fair Market Value of Consigned Precious Metal outstanding is equal to or greater than RIHT's Gold Commitment Percentage of the Total Gold Commitment, (e) the Business Day immediately following any Business Day on which the amount of Loans outstanding increases or decreases by more than $5,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, or (g) any Business Day on which (i) the amount of outstanding Revolving Credit Loans or, as the case may be, Gold Loans decreases and (ii) the amount of the Applicable Agent's Loans outstanding equals Zero Dollars ($0).

     Settling Bank. See Section 8.6(a).

     Specified Lease. A lease by the Borrower as lessee of Real Estate at which Eligible Inventory is held and as to which at any time either (a) the Borrower and the Agents have not received a Landlord Waiver or (b) the Agents have not received evidence, in form and substance satisfactory to the Agents, that, based upon then existing law (as determined by the Agents in the exercise of their reasonable discretion and on the advice of counsel), the landlord of such property would not have a lien on inventory superior to the security interest granted under the Security Agreement, securing rent obligations more than thirty (30) days past due or securing future rent obligations accruing after the Closing Date.

     Spot Value: At any time, with respect to the calculation of the Dollar value of Precious Metal, (a) in all cases in which the Borrower is purchasing Precious Metal or in which the value of Consigned Precious Metal for purposes of the Consignment Limit is being calculated, RIHT's "ask" spot quotation for Precious Metal at such time times the number of ounces of such Precious Metal and (b) in all cases in which Gold Banks are purchasing Precious Metal, RIHT's "bid" spot quotation for Precious Metal at such time times the number of ounces of such Precious Metal.

     Store Accounts. Depository accounts in depository institutions for, or on behalf of, the Borrower or any of its Subsidiaries and listed on Schedule 10.20 hereto (as such may be amended from time to time in accordance with Section
13.10 hereof).

     Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Swap Agreement. The ISDA Master Agreement dated or to be dated on or prior to the Closing Date, among the Borrower and the Agents and in form and substance satisfactory to each of the Borrower, the Banks and the Agents.

     Term Loan. The term loan made or to be made by the Dollar Banks to the Borrower on the Closing Date in the aggregate principal amount of $15,000,000.00 pursuant to Section 3.1.

     Term Notes. See Section 3.2.

     Term Note Record. A Record with respect to a Term Note.

     Total Commitment. The sum of the Total Revolver Commitment, the Total Gold Commitment and the outstanding principal amount of the Term Loan.

     Total Gold Commitment. The sum of the Gold Commitments of the Gold Banks, as in effect from time to time.

     Total Revolver Commitment. The sum of the Commitments of the Dollar Banks, as in effect from time to time, such amount being equal to $29,000,000 as of the Closing Date.

     Trademark Assignment. The Trademark Assignment, dated or to be dated on or prior to the Closing Date, made by the Borrower in favor of the Collateral Agent and in form and substance satisfactory to the Banks, the Collateral Agent and the Agents.

     Trademark Security Agreement. The Trademark Collateral Security and Pledge Agreement, dated or to be dated on or prior to the Closing Date, between the Borrower and the Collateral Agent and in form and substance satisfactory to the Banks, the Collateral Agent and the Agents.

     Type. As to any Revolving Credit Loan, Gold Loan or all or any portion of the Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Dollar Agent and the Dollar Banks on the date specified in, and in accordance with, Section 4.2.

     Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. RULES OF INTERPRETATION.

     (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

     (b) The singular includes the plural and the plural includes the singular.

     (c) A reference to any law includes any amendment or modification to such law.

     (d) A reference to any Person includes its permitted successors and permitted assigns.

     (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

     (f) The words "include", "includes" and "including" are not limiting.

     (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

     (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

     (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

2. THE DOLLAR FACILITY - REVOLVING CREDIT LOANS.

     2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Dollar Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Dollar Agent given in accordance with Section 8.3, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Dollar Bank's Commitment minus such Dollar Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Revolver Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Dollar Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 14 and Section 15, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and Section 15, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2. COMMITMENT FEE. The Borrower agrees to pay to the Dollar Agent for the accounts of the Dollar Banks in accordance with their respective Commitment

Percentages a commitment fee calculated at the rate of one half of one percent (1/2%) per annum on the average daily amount during each calendar month or portion thereof from the Closing Date to the Maturity Date by which the Total Revolver Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar month. The commitment fee shall be payable monthly in arrears on the first day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3. REDUCTION OF TOTAL REVOLVER COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Dollar Agent to reduce by $1,000,000.00 or an integral multiple thereof or terminate entirely the Total Revolver Commitment, whereupon the Commitments of the Dollar Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Dollar Agent will notify the Dollar Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the dollar agent for the respective accounts of the Dollar Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the commitments may be reinstated.

     2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit E hereto (each a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Dollar Bank in a principal amount equal to such Dollar Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Dollar Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Dollar Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Dollar Bank's Revolving Credit Note, an appropriate notation on such Dollar Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Dollar Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Dollar Bank, but the failure to record, or any error in so recording, any such amount on such Dollar Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in
Section 8.20, the Revolving Credit Loans shall bear interest in accordance with the provisions of Section 8.1 hereof.

     2.6. REQUESTS FOR REVOLVING CREDIT LOANS: CONVERSION OPTIONS. The Borrower shall request Revolving Credit Loans by providing to the Dollar Agent Loan Requests for Revolving Credit Loans in accordance with the requirements of
Section 8.3(a) hereof. The Dollar Agent may, in its sole discretion and without conferring with the Dollar Banks, make Revolving Credit Loans to the Borrower in accordance with the provisions of Section 8.3(b) hereof. The Borrower shall be permitted to convert Revolving Credit Loans to Revolving Credit Loans of different Types in accordance with the provisions of Section 8.4 hereof, and such provisions of Section 8.4 shall apply mutatis mutandis with respect to the Revolving Credit Loans so that the Borrower will have the same interest rate options with respect to the Revolving Credit Loans as it would be entitled to with respect to the Gold Loans and the Term Loan.

     2.7. FUNDS FOR REVOLVING CREDIT LOANS. The provisions of Section 8.5 and
Section 8.6 with respect to the funding procedures and Settlement procedures for the Loans shall apply to the Revolving Credit Loans

     2.8. MATURITY. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     2.9. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to repay the outstanding Revolving Credit Loans in accordance with the provisions of Section 8.7 hereof.

                   3. THE DOLLAR FACILITY - THE TERM LOAN.

     3.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Dollar Bank agrees to lend to the Borrower on the Closing Date the amount of its Commitment Percentage of the principal amount of $15,000,000.00.

     3.2. THE TERM NOTES. The Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit E hereto (each a "Term Note"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Dollar Bank in a principal amount equal to such Dollar Bank's Commitment Percentage of the Term Loan and representing the obligation of the Borrower to pay to such Dollar Bank such principal amount or, if less, the outstanding amount of such Dollar Bank's Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Dollar Bank to make or cause to be made a notation on such Dollar Bank's Term Note Record reflecting the original principal amount of such Dollar Bank's Commitment Percentage of the Term Loan and, at or about the time of such Dollar Bank's receipt of any principal payment on such Dollar Bank's Term Note, an appropriate notation on such Dollar Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Dollar Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Dollar Bank, but the failure to record, or any error in so recording, any such amount on such Dollar Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

     3.3. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. The Borrower promises to pay to the Dollar Agent for the account of the Dollar Banks the principal amount of the Term Loan in nineteen (19) consecutive quarterly installment payments, payable on each fiscal quarter ending date and each in the amount set forth in the table below opposite the period in such table during which such fiscal quarter ending date occurs, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Term Loan:

                                              AMOUNT OF
PERIOD:                                  QUARTERLY PAYMENT:
------                                   -----------------

July 31, 1996 - April 30, 1997           $250,000.00

July 31, 1997 - April 30, 1998           $500,000.00

July 31, 1998 - April 30, 1999           $750,000.00

July 31, 1999 - April 30, 2000           $1,000,000.00

July 31, 2000 - January 31, 2001         $1,250,000.00

     3.4. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Loan in accordance with the provisions of
Section 8.7. Any prepayment of principal of the Term Loan shall be applied ratably against the remaining scheduled installments of principal due on the Term Loan. No amount repaid with respect to the Term Loan may be reborrowed.

     3.5. INTEREST ON TERM LOAN. Except as otherwise provided in Section 8.20, the outstanding amount of the Term Loan shall bear interest in accordance with the provisions of Section 8.1. The Borrower shall notify the Dollar Agent, such notice to be irrevocable, at least two (2) Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate. After the Term Loan has been made, the provisions of Section 8.4 shall apply mutatis mutandis with respect to all or any portion of the Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Term

Loan as it would be entitled to with respect to the Revolving Credit Loans and the Gold Loans. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

     3.6. EXCESS CASH FLOW PREPAYMENT. The Borrower shall pay to the Dollar Agent, for the accounts of the Dollar Banks (each, an "Excess Cash Flow Prepayment"), annually in arrears within ninety (90) days after the end of each fiscal year of the Borrower (or, if earlier, upon delivery of the annual financial statements pursuant to Section 11.4(a) hereof), an amount equal to fifty percent (50%) of the Consolidated Excess Cash Flow, if any, for such fiscal year. Each such Excess Cash Flow Prepayment shall be applied to the scheduled installments of principal due on the Term Loan in the inverse order of maturity.

                 4. THE DOLLAR FACILITY - LETTERS OF CREDIT.

     4.1. LETTER OF CREDIT COMMITMENTS.

          4.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Dollar Agent's customary form (a "Letter of Credit Application"), the Dollar Agent on behalf of the Dollar Banks and in reliance upon the agreement of the Dollar Banks set forth in
     Section 4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Dollar Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $5,000,000.00 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Revolver Commitment. Notwithstanding the foregoing, the Dollar Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of the Borrower or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Borrower demonstrates to the satisfaction of the Dollar Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Borrower or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of the Borrower or such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Borrower or such Subsidiary.

        4.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Dollar Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

        4.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date (i) no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Maturity Date, (ii) no more than one (1) year from the issue date thereof with respect to standby Letters of Credit, and (iii) no more than one hundred twenty (120) days from the issue date thereof with respect to documentary Letters of Credit. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

        4.1.4. REIMBURSEMENT OBLIGATIONS OF DOLLAR BANKS. Each Dollar Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Dollar Bank's Commitment Percentage, to reimburse the Dollar Agent on demand for the amount of each draft paid by the Dollar Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 4.2 (such agreement for a Dollar Bank being called herein the "Letter of Credit Participation" of such Dollar Bank).

        4.1.5. PARTICIPATIONS OF DOLLAR BANKS. Each such payment made by a Dollar Bank shall be treated as the purchase by such Dollar Bank of a participating interest in the Borrower's Reimbursement Obligation under
    Section 4.2 in an amount equal to such payment. Each Dollar Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2.

    4.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Dollar Agent to issue, extend and renew each Letter of Credit and the Dollar Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Dollar Agent, for the account of the Dollar Agent or (as the case may be) the Dollar Banks, with respect to each Letter of Credit issued, extended or renewed by the Dollar Agent hereunder,

        (a) except as otherwise expressly provided in Section 4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Dollar Agent, or the Dollar Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Dollar Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Dollar Agent or any Dollar Bank in connection with any payment made by the Dollar Agent or any Dollar Bank under, or with respect to, such Letter of Credit,

        (b) upon the reduction (but not termination) of the Total Revolver Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Dollar Agent for the benefit of the Dollar Banks and the Dollar Agent as cash collateral for all Reimbursement Obligations, and

        (c) upon the termination of the Total Revolver Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 16, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by Dollar Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Dollar Agent at the Dollar Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Dollar Agent on demand at the rate specified in Section 8.20 for overdue principal on the Revolving Credit Loans.

     4.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Dollar Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Dollar Agent as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by the Dollar Agent, the Dollar Agent may at any time thereafter notify the Dollar Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Dollar Bank shall make available to the Dollar Agent, at its Head Office, in immediately available funds, such Dollar Bank's Commitment Percentage of such

Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Dollar Agent for federal funds acquired by the Dollar Agent during each day included in such period, times (ii) the amount equal to such Dollar Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Dollar Agent paid the draft presented for honor or otherwise made payment to the date on which such Dollar Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Dollar Agent, and the denominator of which is 360. The responsibility of the Dollar Agent to the Borrower and the Dollar Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Dollar Agent, any Dollar Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Dollar Agent and the Dollar Banks that the Dollar Agent and the Dollar Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Dollar Agent and the Dollar Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Dollar Agent or any Dollar Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Dollar Agent or any Dollar Bank to the Borrower.

     4.5. RELIANCE BY ISSUER. To the extent not inconsistent with Section 4.4, the Dollar Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Dollar Agent.

The Dollar Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Dollar Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Dollar Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Dollar Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     4.6. LETTER OF CREDIT FEE. The Borrower shall pay to the Dollar Agent for the account of the Dollar Banks a fee (in each case, a "Letter of Credit Fee") in respect of Letters of Credit equal to the average daily Maximum Drawing Amount at a rate per annum equal to the Eurodollar Applicable Margin payable monthly in arrears on the last day of each month and on the Maturity Date. The Borrower shall also pay to the Dollar Agent, at such time or times as such charges are customarily made by the Dollar Agent, the Dollar Agent's customary issuance fees or amendment fees, as the case may be, and the Dollar Agent's customary time negotiation fees per document examination or other administrative fees.

5. THE GOLD FACILITY - PURCHASES AND CONSIGNMENTS .

     5.1. COMMITMENT TO MAKE PURCHASES AND CONSIGNMENTS; TITLE TO CONSIGNED PRECIOUS METAL.

          (a) Subject to the terms and conditions set forth in this Credit Agreement, each of the Gold Banks severally agrees, at the option of the Borrower, to require that the Gold Agent, on behalf of each Gold Bank, purchase from and consign to the Borrower (a "Purchase and Consignment") from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Gold Agent given in accordance with Section 5.3, such amounts of the Borrower's Precious Metal as are requested by the Borrower up to a maximum aggregate amount of Consigned Precious Metal outstanding (after giving effect to all amounts requested) equal to such Gold Bank's Gold Commitment minus such Gold Bank's Gold Commitment Percentage of all outstanding Gold Loans; provided that the sum of the outstanding amount of troy ounces or, as the case may be, Fair Market Value of Consigned Precious Metal which the Borrower requests that the Gold Banks purchase, when added to the amount of troy ounces or, as the case may be, the Fair Market Value of Consigned Precious Metal outstanding, shall not exceed the Consignment Ounce Cap, in the case of amounts of troy ounces of Consigned Precious Metal, or the Consignment Dollar Cap, in the case of the Fair Market Value of

     Consigned Precious Metal. Purchases and Consignments shall be made pro rata in accordance with each Gold Bank's Gold Commitment Percentage.

          (b) The purchase price (the "Purchase Price") paid by the Gold Agent, on behalf of each Gold Bank, for Consigned Precious Metal in respect of each Purchase and Consignment shall be the Fair Market Value of Precious Metal two (2) Business Days prior to the Gold Drawdown Date of any Purchase and Consignment. Each request for a Purchase and Consignment hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 14 and Section 15, in the case of the initial Purchase and Consignment to be made on the Closing Date, and
     Section 15, in the case of all other Purchases and Consignments, have been satisfied on the date of such request.

          (c) Upon each Purchase and Consignment, the Gold Agent shall take title to such Borrower's Precious Metal for the benefit of the Gold
     Banks in accordance with each Gold Bank's pro rata share thereof. Thereafter, title to such Precious Metal shall remain in the Gold Agent for the benefit of the Gold Banks in accordance with each Gold Bank's pro rata share thereof and shall not vest in the Borrower until the Gold Agent has received payment for such Consigned Precious Metal in accordance with the requirements of Section 5.4 or Section 5.7, as applicable. Following each Purchase and Consignment, the Borrower shall bear the entire risk of loss, theft, damage or destruction of the Consigned Precious Metal from any cause whatsoever, whether or not insured, and the Borrower agrees to hold the Consigned Precious Metal in trust for the Gold Banks, and to indemnify and hold harmless the Gold Banks against any and all liabilities, damages, losses, costs, expenses, suits, claims, demands or judgments of any nature (including, without limitation, attorneys' fees and expenses) arising from or connected with any loss, theft, damage or destruction of the Consigned Precious Metal.

          (d) The Borrower irrevocably authorizes the Gold Agent and each Gold Bank, at or about the time of the Gold Drawdown Date of any Purchase and Consignment or at the time of any payment or Redelivery with respect to Consigned Precious Metal, to make an appropriate notation in the records of the Gold Agent or such Gold Bank customarily maintained by the Gold Agent or such Gold Bank reflecting the making of such Purchase and Consignment or the receipt of such payment or Redelivery. The outstanding amount of Consigned Precious Metal set forth in the records of the Gold Agent or such Gold Bank customarily maintained by the Gold Agent or such Gold Bank shall be prima facie evidence of the amount thereof owing and unpaid or not Redelivered, but the failure to record or any error in so recording any such amount in the records of the Gold Agent or such Gold Bank shall not limit or otherwise affect the obligations of the Borrower hereunder to make payments or Redeliveries in accordance with the terms hereof.

     5.2. CONSIGNMENT FEES. Except as otherwise provided in Section 8.20, with respect to Consigned Precious Metal, the Borrower agrees to pay to the Gold Agent, for the accounts of the Gold Banks in accordance with their respective Gold Commitment Percentages, a Consignment Fee equal to:

          (a) for each day with respect to Consignment Base Rate Amounts, the product of the Consignment Base Rate times a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty
     (360) times the Fair Market Value of Consigned Precious Metal outstanding on such day which are Consignment Base Rate Amounts.

          (b) for each day during each Interest Period with respect to Consignment Fixed Rate Amounts, the product of the Consignment Fixed Rate applicable to such Interest Period times a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty (360) times the Fair Market Value (as of such date) of Consigned Precious Metal outstanding for such Interest Period which are Consignment Fixed Rate Amounts.

The Consignment Fee with respect to Consignment Base Rate Amounts shall be payable monthly in arrears on the first Business Day of each calendar month, commencing on the first such date following the Closing Date, with a final payment on the Maturity Date or any earlier date on which the Gold Commitments shall terminate. The Consignments Fee with respect to Consignment Fixed Rate Amounts shall be payable on the last day of each Interest Period applicable thereto.

     5.3. REQUESTS FOR PURCHASES AND CONSIGNMENTS. The Borrower shall give to the Gold Agent written notice in the form of Exhibit G hereto (or telephonic notice confirmed in a writing in the form of Exhibit G hereto) of each Purchase and Consignment requested hereunder (a "Purchase and Consignment Request") no later than 2:00 p.m. three (3) Business Days prior to the proposed Gold Drawdown Date of any Consignment Base Rate Amount or Consignment Fixed Rate Amount. Each such notice shall specify (a) the number of troy ounces of Borrower's Precious Metal to be purchased and consigned, (b) the proposed Gold Drawdown Date of such Purchase and Consignment, (c) whether such Purchase and Consignment is to be a Consignment Fixed Rate Amount or a Consignment Base Rate Amount, and (d) if such Purchase and Consignment is to be a Consignment Fixed Rate Amount, the Interest Period applicable to such Purchase and Consignment Promptly upon receipt of any such Purchase and Consignment Request, the Gold Agent shall notify each of the Gold Banks thereof. Each Purchase and Consignment Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to sell and take on consignment such Borrower's Precious Metal on the proposed Gold Drawdown Date. Each Purchase and Consignment Request for Consignment Base Rate Amounts shall be in a minimum aggregate amount of 300 troy aliases or an integral multiple of one hundred (100) in excess thereof, and each Purchase and Consignment Request for Consignment Fixed Rate Amounts shall be in a minimum aggregate amount of one thousand (1.000) troy ounces or an integral multiple of one hundred (100) in excess thereof.

     5.4. PAYMENT ON ACCOUNT OF REPURCHASE OR REDELIVERY OF CONSIGNED PRECIOUS METAL.

          (a) Notwithstanding the provisions of Section 6.1(b), upon the occurrence of an Event of Default (other than an Event of Default described in Section 16.1(g) or (h)) and upon notice from the Gold
     Agent to the Borrower, unless the Borrower shall, on the date of dispatch of such notice, immediately Redeliver to the Gold Agent for the accounts of the Gold Banks an amount of Borrower's Precious Metal (measured in troy ounces) equal to all outstanding Consigned Precious Metal, the Borrower shall be deemed to have purchased from the Gold Agent, on the date of dispatch of such notice, all outstanding Consigned Precious Metal at the then applicable Spot Value thereof, and the Gold Banks shall simultaneously be deemed to have made Gold Loans to the Borrower in amounts equal to the Spot Value of Consigned Precious Metal, such Gold Loans to be made pro rata based upon the amount of each Gold Bank's share of Consigned Precious Metal outstanding immediately prior to such conversion.

          (b) If, on any date, the Fair Market Value of Consigned Precious Metal shall exceed the Consignment Dollar Cap, the Gold Agent shall calculate the amount of Consigned Precious Metal (measured in troy ounces and calculated by reference to the Fair Market Value thereof on the date of determination) of such excess, the Borrower shall either (i) pay to the Gold Agent an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of determination) of such excess plus seventy-five cents ($0.75) per troy ounce of such excess, and the Gold Agent shall be deemed to have sold to the Borrower an amount of Consigned Precious Metal equal to such excess, or (ii) Redeliver to the Gold Agent for the accounts of the Gold Banks Consigned Precious Metal in quantities (measured in troy ounces) equal to such excess. If, on any date of determination, the number of troy ounces of Consigned Precious Metal shall exceed the Consignment Ounce Cap, the Borrower shall either (i) repurchase from the Gold Agent such excess at the Fair Market Value thereof on the Business Day following the date of determination, plus seventy-five cents ($0.75) per troy ounce, or (ii) Redeliver to the Gold Agent for the accounts of the Gold Banks Consigned Precious Metal in quantities (measured in troy ounces) equal to such excess. If, on any date of determination, the Fair Market Value of Consigned Precious Metal exceeds the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (A) Consigned Precious Metal plus (B)

     Borrower's Precious Metal, the Borrower shall pay to the Gold Agent an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of determination) of such excess plus seventy-five cents ($0.75) per troy ounce of such excess, and the Gold Agent shall be deemed to have sold to the Borrower an amount of Consigned Precious Metal equal to such excess.

          (c) In connection with any sale of Consigned Precious Metal by the Borrower (other than as part of a Purchase and Consignment pursuant to the terms hereof), the Borrower shall immediately either (i) pay to the Gold Agent for the account of the Gold Banks an amount in Dollars equal to the Fair Market Value (on the Business Day following the date of such sale) of such Consigned Precious Metal plus seventy-five cents ($0.75) per troy ounce of such sold Consigned Precious Metal, (ii) Redeliver to the Gold Agent for the accounts of the Gold Banks an amount of Borrower's Precious Metal (measured in troy ounces) equal to such sold Consigned Precious Metal, or (iii) Redeliver to the Gold Agent, so long as no Event of Default has occurred and is continuing, additional Precious Metal (which Redelivery, if the Borrower shall not have purchased such sold Consigned Precious Metal pursuant to clause (i) hereof or Redelivered Borrower's Precious Metal pursuant to clause (ii) hereof, shall be automatic upon such sale) which shall constitute Consigned Precious Metal in quantities equal to any Consigned Precious Metal sold. At all times following the occurrence and during the continuance of an Event of Default, upon any sale by the Borrower of Precious Metal which prior to the Borrower's purchase thereof pursuant to Section 5.4(a) constituted Consigned Precious Metal, the Borrower shall hold the proceeds of such sale in trust for the Gold Agent, on behalf of the Gold Banks, and shall immediately deliver to the Gold Agent the proceeds of such sale to be applied to the Obligations in accordance with Section 8.9 hereof. Prior to the occurrence of an Event of Default and absent other instruction by the Borrower, the Gold Agent shall apply Dollar amounts received to reduction of Consigned Precious Metal, for application first to Consignment Base Rate Amounts and then to Consignment Fixed Rate Amounts and for allocation among the Gold Banks in accordance with their respective Gold Commitment Percentages of Consigned Precious Metal.

          (d) At any time before the Maturity Date, the Borrower may, at its election, purchase any or all Consigned Precious Metal from the Gold Agent in whole or in part, without penalty, provided that any full or partial repurchase of the outstanding amount of Consignment Fixed Rate Amounts of Consigned Precious Metal pursuant to this Section 5.4(d) may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Gold Agent, no later than 2:00 p.m., Boston time, three (3) Business Days' prior written notice of any proposed repurchase of Consigned Precious Metal specifying the amount of Consigned Precious Metal to be so repurchased and the proposed date of repurchase, which notice shall be irrevocable and binding on the Borrower and shall obligate the Borrower to repurchase such Consigned Precious Metal on the proposed date of repurchase. Each such repurchase of Consignment Base Rate Amounts shall be in a minimum amount of three hundred (300) troy ounces or an integral multiple of one hundred
     (100) in excess thereof, with accrued Consignment Fees on the Consignment Base Rate Amounts so purchased being due on the earliest to occur of a Default or Event of Default and the first day of the calendar month following the calendar month in which such purchase is made, and each such purchase of Consignment Fixed Rate Amounts shall be in a minimum amount of one thousand (1,000) troy ounces or an integral multiple of one hundred
     (100) troy ounces in excess thereof and shall be accompanied by a payment of all accrued but unpaid Consignment Fees on the amount so purchased. Each such repurchase shall be at a price equal to, at the Borrower's option, (i) the sum of (A) the Fair Market Value of Precious Metal two Business Days prior to the date of the Borrower's purchase of Consigned Precious Metal, plus (B) seventy-five cents ($0.75) per troy ounce of Precious Metal being repurchased, or (ii) the Spot Value on the date of the Gold Agent's receipt of the written notice described above, and, prior to the occurrence of an Event of Default, shall be applied to effect a reduction of Consigned Precious Metal, for application first to Consignment Base Rate Amounts and then to Consignment Fixed Rate Amounts and for allocation among the Gold Banks in accordance with their respective Gold Commitment Percentages of Consigned Precious Metal; provided, however, that, in lieu of paying in Dollars the Fair Market Value, or Spot Value, as the case may be, of such Consigned Precious Metal, the Borrower may, at its option, Redeliver to the Consignor Borrower's Precious Metal in an amount (measured in troy ounces) equal to the amount of Consigned Precious Metal being purchased.

          (e) All purchases of Consignment Fixed Rate Amounts prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Consignment Fixed Rate Amounts in accordance with
     Section  8.19 hereof.

     5.5. CONVERSION OPTIONS.

          (a) The Borrower may elect from time to time to have the Consignment Fee applicable to portions of Consigned Precious Metal outstanding calculated based upon either the Consignment Base Rate or Consignment Fixed Rate, provided that (i) with respect to any such conversion of Consigned Precious Metal, the Borrower shall give the Gold Agent, no later than 2:00 p.m. (Boston time), at least three (3) Eurodollar Business Days' prior written notice of such election; and (ii) with respect to any such conversion of a Consignment Fixed Rate Amount into a Consignment Base Rate Amount or another Consignment Fixed Rate Amount, such conversion shall only be made on the last day of the Interest Period with respect thereto. All or any part of outstanding Consigned Precious Metal may be converted into a Consignment Fixed Rate Amount or Consignment Base Rate Amount as provided herein, provided that any partial conversion of Consignment Base Rate Amounts shall be for Precious Metal in a minimum amount at least equal to three hundred (300) troy ounces or an integral multiple of one hundred (100) in excess thereof and any partial conversion of Consignment Fixed Rate Amounts shall be for Precious Metal in an amount equal to one thousand (1,000) troy ounces or an integral multiple of one hundred (100) in excess thereof. Each conversion request relating to the conversion of Consigned Precious Metal to a Consignment Fixed Rate Amount shall be irrevocable by the Borrower.

          (b) Prior to the occurrence of a Default or an Event of Default, Consigned Precious Metal may be continued as Consignment Fixed Rate Amounts upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 5.5(a).

          (c) Any conversion to or from Consignment Fixed Rate Amounts shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Consignment Fixed Rate Amounts having the same Interest Period shall not be less than one thousand (1,000) troy ounces or a whole multiple of one hundred (100) troy ounces in excess thereof.

     5.6. FUNDS FOR PURCHASES AND CONSIGNMENTS.

          (a) Not later than 11:00 a.m. (Boston time) on the proposed Gold Drawdown Date of any Purchase and Consignment, each of the Gold Banks will make available to the Gold Agent, at the Gold Agent's Head Office, in immediately available funds, an amount in Dollars equal to such Gold Bank's Gold Commitment Percentage of the Purchase Price for the Precious Metal to be purchased and consigned pursuant to such Purchase and Consignment. Upon receipt from each Gold Bank of such amount, and upon receipt of the documents required by Sections 14 and 15 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Gold Agent will make available to the Borrower the Purchase Price for such Purchase and Consignment made available to the Gold Agent by the Gold Banks and, at such time, the Gold Agent shall be deemed to have taken title to such Borrower's Precious Metal. The failure or refusal of any Gold Bank to make available to the Gold Agent at the aforesaid time and place on any Gold Drawdown Date the amount of its Gold Commitment Percentage of the

     Purchase Price for the requested Purchase and Consignment shall not relieve any other Gold Bank from its several obligations hereunder to make available to the Gold Agent the amount of such other Gold Bank's Gold Commitment Percentage of the Purchase Price for any requested Purchase and Consignment.

          (b) The Gold Agent may, unless notified to the contrary by any Gold Bank prior to a Gold Drawdown Date, assume that such Gold Bank has made available to the Gold Agent on such Gold Drawdown Date the amount of such Gold Bank's Gold Commitment Percentage of the Purchase Price for the Purchase and Consignment to be made on such Gold Drawdown Date, and the Gold Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Gold Bank makes available to the Gold Agent such amount on a date after such Gold Drawdown Date, such Gold Bank shall pay to the Gold Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average of (A) for portions of the Purchase Price for Consignment Fixed Rate Amounts which have not been made available, the Consignment Fee owed by the Borrower with respect to each day included in such period minus the Eurodollar Applicable Margin, and (B) for portions of the Purchase Price for Consignment Base Rate Amounts which have not been made available, the Eurodollar Rate for such Consignment Base Rate Amounts minus the Contango Rate for such Consignment Base Rate Amounts one-half of one percent (1/2%), times (ii) the amount of such Gold Bank's Gold Commitment Percentage of the Purchase Price for such Purchase and Consignment, times
     (iii) a fraction, the numerator of which is the number of days that elapse from and including such Gold Drawdown Date to the date on which the amount of such Gold Bank's Gold Commitment Percentage of the Purchase Price for such Purchase and Consignment shall become immediately available to the Gold Agent, and the denominator of which is 360. A statement of the Gold Agent submitted to such Gold Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Gold Agent by such Gold Bank. If the amount of such Gold Bank's Commitment Percentage of the Purchase Price for such Purchase and Consignment is not made available to the Gold Agent by such Gold Bank within three (3) Business Days following such Gold Drawdown Date, the Gold Agent shall be entitled to compel the Borrower to repurchase a portion of such Purchase and Consignment equal to such Gold Bank's Commitment Percentage on demand, with interest thereon at the rate per annum equal to the Consignment Base Rate.

     5.7. REPURCHASE AT MATURITY. The Borrower promises to (a) purchase from the Gold Agent all Consigned Precious Metal on the Maturity Date, and there shall

]
become absolutely due and payable on the Maturity Date an amount in Dollars equal to the Spot Value as of the Maturity Date of the outstanding amount of Consigned Precious Metal (measured in troy ounces), together with any and all accrued and unpaid Consignment Fees and other amounts accrued thereon, or (b) Redeliver to the Gold Agent, for the accounts of the Gold Banks, Precious Metal in an amount (measured in troy ounces) equal to all Consigned Precious Metal outstanding, together with payment of all other amounts owed under the Gold Facility.

     5.8. TRUE CONSIGNMENT. This Credit Agreement is intended to be a true consignment agreement, where, following a Purchase and Consignment, the Gold Agent takes title to the Consigned Precious Metal, for the benefit of the Gold Banks, until sold by the Borrower. If, notwithstanding the foregoing sentence, it is determined for any reason that the consignment created hereby is one intended as security or that the consignment is a sale or return or other sale, the Consigned Precious Metal shall constitute Collateral under the terms of the Security Agreements and the terms of the Security Agreement shall govern the Banks' security interest therein.

                    6. THE GOLD FACILITY - THE GOLD LOANS.

6.1. COMMITMENT TO LEND.

     (a) Subject to the terms and conditions set forth in this Credit
Agreement, each of the Gold Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Maturity Date upon notice given in accordance with Section 6.4, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to the Dollar amount of such Gold Bank's Gold Commitment minus such Gold Bank's Gold Commitment Percentage of the Fair Market Value of Consigned
Precious Metal outstanding; provided that the aggregate amount of Gold Loans which the Borrower requests, when added to the principal amount of Gold Loans outstanding, shall not exceed the Dollar amount of the Total Gold Commitment minus the Fair Market Value of Consigned Precious Metal. Gold Loans shall be made pro rata in accordance with each Gold Bank's Gold Commitment Percentage. Each request for a Gold Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 14 and
Section 15, in the case of the initial Gold Loan, if any, to be made on the Closing Date, and Section 15, in the case of all other Gold Loans, have been satisfied on the date of such request.

     (b) Notwithstanding anything herein contained to the contrary, the Borrower shall not be entitled to borrow any Gold Loans on any date on which the sum of the outstanding amount of Revolving Credit Loans plus the

     Maximum Drawing Amount and all Unpaid Reimbursement Obligations is less than the Total Revolver Commitment.

     6.2. THE GOLD NOTES. The Gold Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit H hereto (each a "Gold Note"), dated as of the Closing Date and completed with appropriate insertions. One Gold Note shall be payable to the order of each Gold Bank in a principal amount equal to the Dollar amount of such Gold Bank's Gold Commitment or, if less, the outstanding amount of all Gold Loans made by such Gold Bank, plus interest accrued thereon, as set forth below. The
Borrower irrevocably authorizes each Gold Bank to make or cause to be made, at or about the time of the Drawdown Date of any Gold Loans made by such Gold Bank or at the time of receipt of any payment of principal on such Gold Bank's Gold Note, an appropriate notation on such Gold Bank's Gold Note Record reflecting the making of such Gold Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Gold Loans set forth on such Gold Bank's Gold Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Gold Bank, but the failure to record, or any error in so recording, any such amount on such Gold Bank's Gold Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Gold Note to make payments of principal of or interest on any Gold Note when due.

     6.3. INTEREST ON GOLD LOANS. Except as otherwise provided in Section 8.20, the Gold Loans shall bear interest in accordance with the provisions of Section
8.1 hereof.

     6.4. REQUESTS FOR GOLD LOANS: CONVERSION OPTIONS. The Borrower shall request Gold Loans by providing to the Gold Agent Loan Requests for Gold Loans in accordance with the requirements of Section 8.3(a) hereof. The Gold Agent may, in its sole discretion and without conferring with the Gold Banks, make Gold Loans to the Borrower in accordance with the provisions of Section 8.3(b) hereof. The Borrower shall be permitted to convert Gold Loans to Gold Loans of different Types in accordance with the provisions of Section 8.4 hereof, and such provisions of Section 8.4 shall apply mutatis mutandis with respect to the Gold Loans so that the Borrower may have the same interest rate options with respect to the Gold Loans as it would be entitled to with respect to the Revolving Credit Loans and the Term Loan.

     6.5. FUNDS FOR GOLD LOANS. The provisions of Section 8.5 and Section 8.6 with respect to the funding procedures and Settlement procedures for the Loans shall apply to the Gold Loans.

     6.6. REPAYMENT OF GOLD LOANS AT MATURITY. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Gold Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     6.7. OPTIONAL REPAYMENTS. The Borrower shall have the right, at its election, to repay Gold Loans in accordance with the provisions of Section 8.7 hereof.

                     7. CERTAIN COMMON PROVISIONS RELATING
                             TO THE GOLD FACILITY.

     7.1. COMMITMENT FEE. The Borrower agrees to pay to the Gold Agent, for the accounts of the Gold Banks in accordance with their receptive Gold Commitment Percentages, a commitment fee calculated at the rate of one-half of one percent (1/2%) per annum on the average daily amount during each calendar month or portion thereof from the Closing Date to the Maturity Date by which the Dollar amount of the Total Gold Commitment exceeds the sum of the Fair Market Value of Consigned Precious Metal plus the aggregate outstanding amount of Gold Loans during such calendar month. The commitment fee shall be payable monthly in arrears on the first day of each calendar month for the immediately preceding calendar month opening on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Gold Commitments shall terminate.

     7.2. REDUCTION OF TOTAL GOLD COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Gold Agent to reduce by $1,000,000.00 or an integral multiple thereof or terminate entirely the Total Gold Commitment, whereupon the Gold Commitments of the Gold Banks shall be reduced pro rata in accordance with their respective Gold Commitment Percentages of the amount specified in such notice or, as the ease may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 7.2, the Gold Agent will notify the Gold Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall, at its option, (a) purchase from the Gold Agent all Consigned Precious Metal outstanding in excess of such reduced Total Gold Commitment by paying to the Gold Agent, for the respective accounts of the Gold Banks, an amount equal to the Fair Market Value as of such date of the amount of such excess Consigned Precious Metal plus seventy-five cents ($0.75) per troy ounce of such excess Consigned Precious Metal, together with the full amount of any Consignment Fee and commitment fee then accrued on the amount of the reduction, or (b) Redeliver to the Gold Agent, for the respective accounts of the Gold Banks, Borrower's Precious Metal in an amount (measured in troy ounces) equal to all Consigned Precious Metal outstanding in excess of such reduced Total Gold Commitment, together with the full amount of any Consignment Fee and commitment fee then accrued on the amount of the reduction. No reduction or termination of the Gold Commitments may be reinstated.

                        8. CERTAIN GENERAL PROVISIONS.

     8.1. INTEREST ON LOANS. Except as otherwise provided in Section 8.20,

     (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Base Rate plus (ii) the Base Rate Applicable Margin.

     (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of
(i) the Eurodollar Rate plus (ii) the Eurodollar Applicable Margin.

     (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

8.2. BORROWING BASE AND CONSIGNMENT LIMITATIONS.

     (a) The Banks shall have no obligation to make any Extension of Credit if, at any time the Outstanding Dollar Facility Amounts, after giving effect to such Extension of Credit, would exceed the Dollar Borrowing Base. The Dollar Borrowing Base shall be determined by the Agents by reference to the most recent Borrowing Base Report delivered on a timely basis to the Agents in accordance with Section 11.4(f).

     (b) The Banks shall have no obligation to make any Extension of Credit if, at any time the Outstanding Facility Amounts, after giving effect to such Extension of Credit, would exceed the Borrowing Base. The Borrowing Base shall be determined by the Agents by reference to the most recent Borrowing Base Report delivered on a timely basis to the Agents in accordance with Section 11.4(f).

     (c) None of the Gold Banks shall have any obligation to make any Purchase and Consignments or Gold Loans if, at any time, the Fair Market Value of Consigned Precious Metal (after giving effect to all amounts requested) the outstanding principal amount of Gold Loans (after giving effect to all amounts requested) exceeds the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (i) Consigned Precious Metal plus (ii) Borrower's Precious Metal. The amounts of Consigned Precious Metal and of Borrower's Precious Metal shall be determined by the Agents by reference to the most recent Consigned Precious Metal Report delivered on a timely basis to the Agents in accordance with Section 11.4(f).

8.3. REQUESTS FOR LOANS.

     (a) The Borrower shall give to the Applicable Agent written notice in the form of Exhibit I hereto (or telephonic notice confirmed in a writing in the form of Exhibit I hereto) of each Loan requested hereunder (a "Loan Request") no less than (i) one (1) Business Days prior to the proposed Drawdown Date of any Base Rate Loan and (ii) two (2) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Loan requested, (B) the proposed Drawdown Date of such Loan, (C) the Interest Period for such Loan, (D) the nature of such Loan as a Dollar Facility Loan or a Gold Loan, and (E) the Type of such Loan. Promptly upon receipt of any such notice, the Applicable Agent shall notify each of the Applicable Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Applicable Banks on the proposed Drawdown Date. Each Loan Request for a Base Rate Loan shall be in a minimum aggregate amount of $500,000.00 or an integral multiple thereof, and each Loan Request for a Eurodollar Rate Loan shall be in a minimum aggregate amount of $1,000,000.00 or an integral multiple of $500,000.00 in excess thereof.

     (b) Notwithstanding the notice and minimum amount requirements set forth in Section 8.3(a) but otherwise in accordance with the terms and conditions of this Credit Agreement, the Applicable Agent may, in its sole discretion and without conferring with the Applicable Banks, make Revolving Credit Loans or, as the case may be, Gold Loans, to the Borrower (i) by entry of credits to the Borrower's operating account(s) (No(s). 50318092) (the "Operating Accounts") with the Dollar Agent to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Applicable Agent to make from time to time such Revolving Credit Loans or, as the case may be, Gold Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented. The Borrower acknowledges and agrees that the making of such Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Loans covered by a Loan Request including, without limitation, the limitations set forth in Sections 2.1 and 6.1 and the requirements that the applicable provisions of Sections 14 (in the case of Loans made on the Closing Date) and
Section 15 be satisfied. All actions taken by either Agent pursuant to the provisions of this Section 8.3(b) shall be conclusive and binding on the Borrower absent such Agent's gross negligence or willful misconduct. Loans made pursuant to this Section 8.3(b) shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Applicable Agent.

8.4. CONVERSION OPTIONS.

     8.4.1. CONVERSION TO DIFFERENT TYPE OF LOAN. The Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type, provided that (a) with respect to any such conversion of a Loan to a Base Rate Loan, the Borrower shall give the Applicable Agent at least one (1) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Applicable Agent at least two (2) Eurodollar Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto, and (d) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Applicable Bank shall take such action, if any, as is necessary to transfer its Commitment Percentage or Gold Commitment Percentage, as the case may be, of such Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Loans of any Type may be converted into a Loan of another Type as provided herein, provided that (y) any partial conversion of any Loan to a Base Rate Loan shall be in an aggregate principal amount of $500,000.00 or an integral multiple thereof and
(z) any partial conversion of any Loan to a Eurodollar Rate Loan shall be in an aggregate principal amount of $1,000,000.00 or a whole multiple of $500,000.00 in excess thereof. Each Conversion Request relating to the conversion of a Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

     8.4.2. CONTINUATION OF TYPE OF LOAN. Any Loan of any Type may be continued as a Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 8.4.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Applicable Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Applicable Agent shall notify the Applicable Banks promptly when any such automatic conversion contemplated by this Section 8.4 is scheduled to occur.

     8.4.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000.00 or a whole multiple of $500,000.00 in excess thereof. At no time shall there be more than ten (10) Eurodollar Rate Loans outstanding.

8.5. FUNDS FOR LOANS.

     8.5.1. FUNDING PROCEDURES. Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Loans, each of the Applicable Banks will make available to the Applicable Agent, at its Head Office, in immediately available funds, the amount of such Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of the amount of the requested Loans. Upon receipt from each Applicable Bank of such amount, and upon receipt of the documents required by Sections 14 and 15 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Applicable Agent will make available to the Borrower the aggregate amount of such Loans made available to the Applicable Agent by the Applicable Banks. The failure or refusal of any Applicable Bank to make available to the Applicable Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage or Gold Commitment Percentage, as the case may be, of the requested loans shall not relieve any other Applicable Bank from its several obligation hereunder to make available to the Applicable Agent the amount of such other Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of any requested loans.

     8.5.2. ADVANCES BY APPLICABLE AGENT. The Applicable Agent may, unless notified to the contrary by any Applicable Bank prior to a Drawdown Date, assume that such Applicable Bank has made available to the Applicable Agent on such Drawdown Date the amount of such Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of the Loans to be made on such Drawdown Date, and the Applicable Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Applicable Bank makes available to the Applicable Agent such amount on a date after such Drawdown Date, such Applicable Bank shall pay to the Applicable Agent on demand an amount equal to the product of
(i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Applicable Agent for federal funds acquired by the Applicable Agent during each day included in such period, times (ii) the amount of such Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of such loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of such Loans shall become immediately available to the Applicable Agent, and the denominator of which is
365. A statement of the Applicable Agent submitted to such Applicable Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Applicable Agent by such Applicable Bank. If the amount of such Applicable Bank's Commitment Percentage or Gold Commitment Percentage, as the case may be, of such Loans is not made available to the Applicable Agent by such Applicable Bank within three (3) Business Days following such Drawdown Date, the Applicable Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date.

8.6. SETTLEMENTS; FAILURE TO MAKE FUNDS AVAILABLE.

     (a) On each Settlement Date, the Applicable Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Applicable Banks and the Borrower of the respective outstanding amount of Loans made by the Applicable Agent on behalf of the Applicable Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to Section 8.3(a)(ii)) on such date pursuant to a Loan Request and (ii) to the Applicable Banks of the amount (a "Settlement Amount") that each Applicable Bank (the "Settling Bank") shall pay to effect a Settlement of any Loan. A statement of the Applicable Agent submitted to the Applicable Banks and the Borrower or to the Applicable Banks with respect to any amounts owing under this Section 8.6 shall be prima facie evidence of the amount due and owing. The Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Applicable Agent in the amount of the Settlement Amount. All funds advanced by any Applicable Bank as a Settling Bank pursuant to this Section 8.6 shall for all purposes be treated as a Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this Section 8.6 shall for all purposes be treated as repayment of amounts owed with respect to Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Settling Bank from making any Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such disposition and arrangements with the other Applicable Banks with respect to such Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Applicable Bank's share of the outstanding Revolving Credit

Loans or, as the case may be, Gold Loans being equal, as nearly as may be, to such Dollar Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans, or as the case may be, such Gold Bank's Commitment Percentage of the outstanding amount of Gold Loans.

     (b) The Applicable Agent may, unless notified to the contrary by any Applicable Bank prior to a Settlement Date, assume that such Applicable Bank has made or will make available to the Applicable Agent on such Settlement Date the amount of such Applicable Bank's Settlement Amount, and the Applicable Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Applicable Bank makes available to the Applicable Agent such amount on a date after such Settlement Date, such Applicable Bank shall pay to the Applicable Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Applicable Agent for federal funds acquired by such Applicable Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to such Applicable Agent, and the denominator of which is 360. A statement of the Applicable Agent submitted to such Applicable Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Applicable Agent by such Applicable Bank. If such Applicable Bank's Settlement Amount is not made available to the Applicable Agent by such Applicable Bank within three (3) Business Days following such Settlement Date, the Applicable Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans or, as the case may be, the Gold Loans as of such Settlement Date.

     (c) The failure or refusal of any Applicable Bank to make available to the Applicable Agent at the aforesaid time and place on any Settlement Date the amount of its Settlement Amount (i) shall not relieve any other Applicable Bank from its several obligations hereunder to make available to the Applicable Agent the amount of such other Applicable Bank's Settlement Amount and (ii) shall not impose upon such other Applicable Bank any liability with respect to such failure or refusal or otherwise increase the Commitment or, as the case may be, the Gold Commitment, of such other Applicable Bank.

     8.7. OPTIONAL REPAYMENTS OF LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of any Loan, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 8.7 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 11:00 a.m., Boston time, at least three (3) Business Days prior written notice of any proposed prepayment pursuant to this Section 8.7 of Base Rate Loans, and four
(4) Eurodollar Business Days notice of any proposed prepayment pursuant to this
Section 8.7 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Loans, the nature of the Loan as a Revolving Credit Loan, the Term Loan or a Gold Loan and the principal amount to be prepaid. Each such partial prepayment of the Loans shall be in a minimum amount of $500,000.00 or an integral multiple of $100,000.00 in excess thereof, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Applicable Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Applicable Bank's Notes, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

     8.8. REPAYMENTS OF LOANS AND REPURCHASES OF CONSIGNED PRECIOUS METALS PRIOR TO EVENT OF DEFAULT.

        (a) Prior to the occurrence of an Event of Default as to which the account officers of the Agents active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of money,
     checks and      like items received in the FNBB Concentration Accounts as
     contemplated by Section 11.14 shall be credited, on the same Business Day on which the Dollar Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, to the Obligations or to the Operating Accounts as contemplated by Section 8.8(c), (ii) all funds and cash proceeds in the form of a wire transfer received in the FNBB Concentration Accounts as contemplated by Section
     11.14 shall be credited on the same Business Day as the Dollar Agent's receipt of such amounts (or up to such later date as the Dollar Agent determines that good collected funds have been received), to the Obligations or to the Operating Accounts as contemplated by Section 8.8(c), and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the FNBB Concentration Accounts as contemplated by Section 11.14 shall be credited on the next Business Day following the Dollar Agent's receipt of such amounts (or up to such later date as the Dollar Agent determines that good collected funds have been received), to the Obligations or to the Operating Accounts as contemplated by Section 8.8(c). For purposes of the foregoing provisions of this
     Section 8.8(a) the Dollar Agent shall not be deemed to have received any such cash proceeds on any day unless received by the

Dollar Agent before 2:30 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credit or credit in respect of wire transfers shall be subject to reversal if final collection in good funds of the related item is not received by the Dollar Agent in accordance with the Dollar Agent's customary procedures and practices for collecting provisional or wire transfer items.

     (b) If at any time (i) the Outstanding Facility Amounts exceed the Borrowing Base, (ii) the Outstanding Dollar Facility Amounts exceed the Dollar Borrowing Base or (iii) the Fair Market Value of Consigned Precious Metal plus the outstanding principal amount of Gold Loans exceeds the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (A)
Consigned Precious Metal plus (B) Borrower's Precious Metal, the Borrower shall immediately pay the amount of such excess to the Agents for the respective accounts of the Banks for application prior to the occurrence of an Event of Default in accordance with Section 8.8(c).

     (c) Prior to the occurrence of an Event of Default of which the account officers of the Agents active on the Borrower's account have knowledge, all funds transferred to the FNBB Concentration Accounts and any amounts required to be repaid pursuant to Section 8.8(b) shall be applied to the Obligations as follows:

        (i) first, to pay amounts then due and payable under the Dollar Facility and the Gold Facility;

        (ii)  second, to reduce Gold Loans which are Base Rate Loans;

        (iii) third, to reduce Gold Loans which are Eurodollar Rate Loans;

        (iv)  fourth, to reduce Revolving Credit Loans which are Base Rate
              Loans;

        (v) fifth, to reduce Revolving Credit Loans which are Eurodollar Rate Loans;

        (vi)  sixth, to the Borrower's Operating Accounts.

All prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with Section 8.19 hereof. Prior to the occurrence of an Event of Default, the Borrower may elect to avoid such breakage costs by providing to the Dollar Agent cash in an amount sufficient to cash collateralize such Eurodollar Rate Loans, but in no event shall the Borrower be deemed to have paid such Eurodollar Rate Loans until such cash has been paid to the Dollar Agent for application to such Eurodollar Rate Loans. The Agents may elect to cause such cash collateral to be deposited into either (A) a cash collateral account pursuant to the terms of a Cash Collateral Agreement entered into by the Borrower and the Collateral Agent at the time of such deposit and such other documents or filings at the time requested by the Collateral Agent in connection with such deposit or
     (B) the Borrower's Operating Accounts. All prepayments of the Loans pursuant to this Section 8.8(c) shall be allocated among the Banks making such Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, all prepayments of the Loans shall be applied in accordance with this Section 8.8(c), first to outstanding Loans of the Applicable Agent.

     8.9. REPAYMENTS OF LOANS AND REPURCHASES OF CONSIGNED PRECIOUS METALS AND DISTRIBUTION OF COLLATERAL PROCEEDS AFTER EVENT OF DEFAULT. In the event that following the occurrence and during the continuance of an Event of Default, the Collateral Agent, either Agent or any Bank, as the case may be, receives any monies, whether pursuant to Section 5.4(c), Section 11.14 or Section 16.4 or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Agents and the Collateral Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agents and the Collateral Agent in connection with the collection of such monies by the Agents, for the exercise, protection or enforcement by the Collateral Agent of all or any of the rights, remedies, powers and privileges of the Collateral Agent, for the benefit of the Agents and the Banks, under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agents and the Collateral Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agents and the Collateral Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that distributions in respect of (i) such Obligations shall be made pari passu among Obligations with respect to the Agents' fees payable pursuant to Section 8.11 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata, with the value of the Gold Banks' claims in respect of Consigned Precious Metal equal to the Gold Loans made pursuant to Section 5.4(a); and provided, further, that the agents may in their discretion make proper allowance to take into account any Obligations not then due and payable;

           (c) third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to each of the Banks and the Agents of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

           (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     8.10. CLOSING FEE. The Borrower agrees to pay to the Dollar Agent a closing fee according to the terms of a separate fee letter entered into on or prior to the Closing Date (the "Fee Letter") among the Borrower and the Agents.

     8.11. AGENTS' FEE. The Borrower shall pay to the Agents, for each Agent's own account, an Agents' fee according to the terms of the Fee Letter.

     8.12.   FUNDS FOR PAYMENTS.

          8.12.1. PAYMENTS TO AGENT. All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents with respect to the Dollar Facility shall be made to the Dollar Agent, for the respective accounts of the Dollar Banks and the Dollar Agent, at the Dollar Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Dollar Agent may from time to time designate, in each case in immediately available funds in Dollars. All payments of principal, interest, commitment fees, Consignment Fees and any other amounts due hereunder or under any of the other Loan Documents with respect to the Gold Facility shall be made to the Gold Agent, for the respective accounts of the Gold Banks and the Gold Agent, at the Gold Agent's Head Office or at such other location as the Gold Agent may from time to time designate, in each case in immediately available funds in Dollars.

          8.12.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agents, for the account of the Banks or (as the case may be) the Agents, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agents to receive the same net amount which the Banks or the Agents would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agents certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     8.13. COMPUTATIONS. All computations of interest on the Loans and of commitment fees, Letter of Credit Fees, Consignment Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans and Consignment Fixed Rate Amounts, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans and Consigned Precious Metal as reflected on the Revolving Credit Note Records, the Term Note Records, the Gold Note Records and the other records maintained by the Agents and each Bank from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by either of the Agents or any of the Banks of such outstanding amount, the such Agent or such Bank shall notify the Borrower to the contrary.

     8.14. INABILITY TO DETERMINE EURODOLLAR RATE OR CONSIGNMENT FIXED RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan or Consignment Fixed Rate Amount, the Dollar Agent, in the case of Dollar Facility Loans, or the Gold Agent, in the case of Gold Loans or Purchases and Consignments, shall determine in good faith that adequate and reasonable methods do not exist for ascertaining (a) the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period or (b) the Eurodollar Rate or the Contango Rate that would otherwise determine the rate of interest to be applicable to any Consignment Fixed Rate Amount during any Interest Period, such Agent shall forthwith give notice of such determination and the basis therefor (which shall be conclusive and binding on the Borrower and the Applicable Banks) to the Borrower and the Applicable Banks. In such event (x) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans or Purchase and Consignment Request with respect to Consignment

Fixed Rate Amounts shall be automatically withdrawn and, shall be deemed a request for Base Rate Loans or Consignment Base Rate Amounts, as applicable,
(y) each Eurodollar Rate Loan or Consignment Fixed Rate Amount, as applicable, will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan or Consignment Base Rate Amount, as applicable and (z) the obligations of the Applicable Banks to make Eurodollar Rate Loans or Consignment Fixed Rate Amounts shall be suspended until such Applicable Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon such Applicable Agent shall so notify the Borrower and the Applicable Banks.


8.15. ILLEGALITY OF EURODOLLAR RATE LOANS OR CONSIGNMENT FIXED RATE AMOUNTS.


         (a) Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Applicable Banks and thereupon (i) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Bank's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Applicable Agent, for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any reasonable costs incurred by such Bank in making any conversion in accordance with this Section 8.15, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

         (b) Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Gold Bank to make or maintain Consignment Fixed Rate Amounts, such Gold Bank shall forthwith give notice of such circumstances to the Borrower and the other Gold Banks and thereupon (i) the commitment of such Gold Bank to make Consignment Fixed Rate Amounts or convert Consigned Precious Metal into Consignment Fixed Rate Amounts shall forthwith be suspended, and (ii) such Gold Bank's Consigned Precious Metal then outstanding as Consignment Fixed Rate Amounts, if any, shall be converted automatically to Consignment Base Rate Amounts on the last day of each Interest Period applicable to such Consignment Fixed Rate Amounts or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Gold Agent, for the account of such Gold Bank, upon demand by such Gold Bank, any additional amounts necessary to compensate such Gold Bank for any reasonable costs incurred by such Gold Bank in making any conversion in accordance with this Section 8.15, including any interest or fees payable by such Gold Bank to lenders of funds obtained by it in order to make or maintain its Consignment Fixed Rate Amounts hereunder.

     8.16. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or either Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

         (a) subject any Bank or either Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment, Gold Commitment, the Purchases and Consignments or the Loans (other than taxes based upon or measured by the income or profits of such Bank or such Agent), or

         (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or either Agent under this Credit Agreement or any of the other Loan Documents, or

         (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

         (d) impose on any Bank or either Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, the Purchases and Consignments, such Bank's Commitment or Gold Commitment, or any class of loans, letters of credit or commitments of which any of the Loans, Purchases and Consignments or such Bank's Commitment or Gold Commitment forms a part, and the result of any of the foregoing is

          (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans, any Purchase and Consignment or such Bank's Commitment or Gold Commitment or any Letter of Credit, or

          (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or either Agent hereunder on account of such Bank's Commitment, Gold Commitment, any Letter of Credit, and Purchase and Consignment or any of the Loans, or

          (iii) to require such Bank or either Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or either Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) such Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or such Agent such additional amounts as will be sufficient to compensate such Bank or such Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     8.17. CAPITAL ADEQUACY. If after the date hereof any Bank or either Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or such Agent or any corporation controlling such Bank or such Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or such Agent's commitment with respect to any Loans or any Purchases and Consignments to a level below that which such Bank or such Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) such Agent to be material, then such Bank or such Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate or the amount of Consignment Fees, as applicable, the Borrower agrees to pay such Bank or (as the case may be) such Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) such Agent of a certificate in accordance with Section 8.18 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     8.18. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 8.16 or 8.17 and a brief explanation of such amounts which are due, submitted by any Bank or either Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     8.19. INDEMNITY.

          (a) The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrower in making a Borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loan pursuant to Section 3.5), Conversion Request or Consignment Conversion Request relating thereto in accordance with Sections 2.6, 3.5, 5.5, 5.4,
     8.3 or 8.4 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

          (b) The Borrower agrees to indemnify each Gold Bank and to hold each Gold Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Gold Bank may sustain or incur as a consequence of (i) default by the Borrower in making a Purchase and Consignment, including a Purchase and Consignment as a Consignment Fixed Rate Amount, or a conversion after the Borrower has given (or is deemed to have given) a Purchase and Consignment Request or a conversion request relating thereto in accordance with Section 5.3 or Section 5.5 or (ii) the making of any payment of a Consignment Fixed Rate Amount or the making of any conversion of any such Consignment Fixed Rate Amount to a Consignment Base Rate Amount on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Gold Bank to lenders of funds obtained by it in order to maintain any such Purchases and Consignments.

     8.20. INTEREST AFTER DEFAULT. During the continuance of a Default or an Event of Default the principal of the Loans, whether or not due, the Fair Market

Value of Consigned Precious Metal, whether or not due to be purchased or Redelivered by the Borrower in accordance with the requirements of Section 5.4, (to the extent permitted by applicable law) interest on the Loans and all other amounts, including Consignment Fees, payable hereunder or under any of the other Loan Documents shall bear interest, compounded monthly and payable on demand, at a rate per annum equal to two percent (2%) above the Base Rate.

     8.21. PERFORMANCE ADJUSTMENTS. Based upon, and following receipt by the Banks of (a) beginning with the Borrower's financial statements as hereafter described for the fiscal quarter of the Borrower ending January 31, 1997, (i) with respect to the first three fiscal quarters of each fiscal year, the Borrower's quarterly unaudited consolidated financial statements pursuant to
Section 11.4(b) and (ii) with respect to the last fiscal quarter of each fiscal year, the Borrowers' annual audited consolidated financial statements pursuant to Section 11.4(a), and (b) a certificate of the chief financial officer of the Borrower setting forth calculations of the financial information set forth below, (the Borrower also hereby agreeing to provide to the Agents, simultaneously with the delivery of such certificate, telephonic notice of any Performance Adjustments based upon such calculations), the Base Rate Applicable Margin and the Eurodollar Applicable Margin shall be subject to possible adjustment in accordance with the provisions of this paragraph (each such adjustment, a "Performance Adjustment"). Performance Adjustments shall be effective (the date of the effectiveness of any Performance Adjustment, a "Performance Adjustment Date") with respect to adjustments to the Base Rate Applicable Margin and the Eurodollar Applicable Margin, three (3) Business Days following receipt by the Agents of (y) (i) with respect to the first three fiscal quarters of each fiscal year, the Borrower's quarterly unaudited consolidated financial statements pursuant to Section 11.4(b) and (ii) with respect to the last fiscal quarter of each fiscal year, the Borrower's annual audited consolidated financial statements pursuant to Section 11.4(a), and (z) a certificate of the chief financial officer of the Borrower setting forth calculations of the financial information set forth below (the Borrowers also hereby agreeing to provide to the Agents, simultaneously with the delivery of such certificate, telephonic notice of any Performance Adjustments based upon such calculations). The Eurodollar Applicable Margin and the Base Rate Applicable Margin with respect to any period following any Performance Adjustment Date until the next succeeding Performance Adjustment Date shall be as set forth in the table below on the line furthest down in such table with respect to which the Borrower's ratio of (A) Consolidated Total Funded Debt for the fiscal quarter most recently ended prior to such possible Performance Adjustment Date to (B) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended prior to such possible Performance Adjustment Date, shall be less than the ratio set forth on such line in such table:

RATIO OF TOTAL                                                BASE RATE
FUNDED DEBT TO                 EURODOLLAR                    APPLICABLE
   EBITDA                   APPLICABLE MARGIN                   MARGIN

   greater than
   3.25:1.00                        2.50%                       0.50%

less than or equal to
   3.25:1.00 but
  greater than or
equal to 3.00:1.00                  2.25%                       0.25%

less than 3.00:1.00
but greater than or
equal to 2.75:1.00                  2.00%                       0.25%

    less than
   2.75:1.00                        1.75%                       0.00%


                           9. COLLATERAL SECURITY.

     The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party.

                     10. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Banks and the Agents as follows:

     10.1. CORPORATE AUTHORITY.

          10.1.1. INCORPORATION; GOOD STANDING. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          10.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such

     Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          10.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     10.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     10.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 11.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     10.4. FINANCIAL STATEMENTS AND PROJECTIONS.

          10.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Banks (a) a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Coopers & Lybrand LLP, and (b) a pro-forma consolidated balance sheet of the Borrower and its Subsidiaries as at the Closing Date. Such balance sheets and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheets and the notes related thereto.

          10.4.2. PROJECTIONS. The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1997 to 2001 fiscal years, copies of which have been delivered to each Bank, are based on a variety of assumptions with respect to general economic, financial and market conditions used in formulating such projections which are believed by the Borrower to be reasonable as of the date of such projections but that are inherently subject to significant economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of the Borrower. To the knowledge of the Borrower or any of its Subsidiaries, as of the Closing Date no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

     10.5. NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries. Since the Balance Sheet Date, the Borrower has not made any Distribution.

     10.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     10.7. LITIGATION. Except as set forth in Schedule 10.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, reasonably be expected to materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     10.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower or any of its Subsidiaries.

     10.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower or any of its Subsidiaries.

     10.10. TAX STATUS. The Borrower and its Subsidiaries (a) have made or filed all federal and state income and sales and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     10.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     10.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an

"investment company", as such terms are defined in the Investment Company Act of 1940.

     10.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

     10.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Collateral Agent's security interest in the Collateral. The Collateral and the Collateral Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     10.15. CERTAIN TRANSACTIONS. Except as set forth on Schedule 10.15 hereto and except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     10.16. EMPLOYEE BENEFIT PLANS.

          10.16.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Borrower has heretofore delivered to the Agents the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          10.16.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of
     Section 3(1) or Section 3(2)(B) of ERISA, no benefits are payable to employees (or their dependents) after termination of employment (except as required by Title I, Part 6 of ERISA). The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person.

          10.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than $500,000.00.

          10.16.4. MULTIEMPLOYER PLANS. Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under
     Section 4041A of ERISA.

     10.17. REGULATIONS U AND X. The proceeds of the Loans and the Purchases and Consignments shall be used to refinance certain existing Indebtedness of the Borrower and for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Loan or proceeds from any Purchase and Consignment is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     10.18. ENVIRONMENTAL COMPLIANCE. The Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

          (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would reasonably be expected to have a material adverse effect on the environment or the business, assets or financial condition of the Borrower or any of its Subsidiaries;

          (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

        (c) except as set forth on Schedule 10.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment;
     (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

        (d) None of the Borrower and its Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

     10.19. SUBSIDIARIES, ETC. The Borrower has no Subsidiaries. Except as set forth on Schedule l0.19 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

     10.20. BANK ACCOUNTS. Schedule 10.20 (as such may be amended from time to time in accordance with Section 13.10 hereof) sets forth the account numbers and location of all bank accounts of the Borrower or any of its Subsidiaries.

                  11. AFFIRMATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, amount of Consigned Precious Metal or Note is outstanding or any Bank has any obligation to make any Loans or Purchases and Consignments or the Dollar Agent has any obligation to issue, extend or renew any Letters of Credit:

     11.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay, purchase or Redeliver, or cause to be paid, purchased or Redelivered, the principal and interest on the Loans, all Consigned Precious Metal, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Consignment Fees, the Agents' fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     11.2. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in Chicago, Illinois, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agents, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

     11.3. RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves in accordance with generally accepted accounting principles.

     11.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Banks:


        (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Coopers & Lybrand LLP or by another "big six"
certified public accounting firm or by other independent certified public accountants satisfactory to the Agents, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

     (b) as soon as practicable, but in any event not later than forty-five
(45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

     (e) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Borrower and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Borrower and its Subsidiaries for such month, each prepared in accordance with principal opted accounting principles, together with a ratification by the principal financial or accounting officer, or the Vice President of Finance, of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to quarterly and year-end adjustments);

     (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit J hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 13 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

     (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

     (f) within ten (10) Business Days after the end of each calendar month or at such earlier time as the Agents may reasonably request, (i) a Borrowing Base Report setting forth the Borrowing Base and the Dollar Borrowing Base as at the end of such calendar month or other date so requested by the Agents, (ii) a Consigned Precious Metal Report setting forth (A) the amount of Consigned Precious Metal and Borrower's Precious Metal as of the end of such calendar month or other date so requested by the Agents, and (B) a calculation of the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (1) Borrower's Precious Metal plus (2) Consigned Precious Metal as of the end of such calendar month or other date so requested by the Agents, and
(iii) a Monthly Inventory Report, in each case together with supporting schedules and documentation, with each such Borrowing Base Report and Consigned Precious Metal Report to be accompanied by a certification by the Vice President of Finance or the principal financial or accounting officer of the Borrower that the information contained therein is true and accurate in all respects;

     (g) within thirty (30) days after the end of each calendar month, an accounts payable aging report;

     (h) on or prior to April 30 of each calendar year, projections of the Borrower and its Subsidiaries updating those projections delivered to the Banks and referred to in Section 10.4.2 or, if applicable, updating any later such projections delivered in response to a request pursuant to this Section 11.4(h);

     (i) prior to the opening by the Borrower of any new retail store or distribution center at which Eligible Inventory is to be located, a supplement to Schedule 2 hereto in the form of Exhibit K hereto, listing any additions or deletions to the list of retail stores and distribution centers of the Borrower and its Subsidiaries located in the United States, which supplement, together with Schedule 2 hereto and any prior supplements, shall be deemed to constitute
Schedule 2 for all purposes of this Credit Agreement;

     (j) within forty-five (45) days after the completion of each of the Borrower's semi-annual central warehouse inventory counts (which inventory counts may be observed by the Agents or by an independent party acceptable to the Agents) (i) a report with respect to the results of such inventory count and (ii) a report with respect to the results of the Borrower's inventory counts with respect to its retail store locations conducted since the last such report delivered to the Agents and the Banks, each in form and detail satisfactory to the Agents and the Banks; and

     (k) from time to time such other financial data and information (including accountants, management letters) as either Agent or any Bank may reasonably request.

11.5. Notices.

     11.5.1. DEFAULTS. The Borrower will promptly notify each of the Agents and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to each of the Agents and each of the Banks, describing the notice or action and the nature of the claimed default.

     11.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to each of the Agents and each of the Banks (a) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Collateral Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

     11.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. The Borrower will, immediately upon becoming aware thereof, notify each of the Collateral Agent, the Agents and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Collateral Agent's rights with respect to the Collateral, are subject. The Borrower will, immediately upon becoming aware thereof, notify each of the Collateral Agent, the Agents and each of the Banks in writing of any proposed sale or transfer of any Permitted Inventory Location by the owner thereof.

     11.5.4. Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, give notice to each of the Agents and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to each of the Agents and each of the Banks, in writing, in form and detail satisfactory to the Agents, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $500,000.00.

11.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES.

     (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company.

     (b) The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them; provided that nothing in this Section 11.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

11.7. INSURANCE.

     (a) The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement.

     (b) Contemporaneously with the execution of this Credit Agreement, and within fifteen (15) days of any date when any additional or replacement insurance coverage is obtained, the Borrower shall, and will cause each of its Subsidiaries to, deliver to the Agents true copies of certificates of insurance with respect to such additional insurance or replacement policies and, upon request and to the extent not previously delivered to the Agents, copies of the original insurance policies evidencing such additional or replacement insurance, which certificates and policies (i) in the case of property and casualty policies, shall contain an endorsement or rider naming the Collateral Agent, for the benefit of the Collateral Agent, the Agents and the Banks, as a mortgagee, loss payee and additional insured, and (ii) in the case of liability policies, shall contain an endorsement or rider naming the Collateral Agent, for the benefit of the Collateral Agent, the Agents and the Banks, as an additional insured, with each such policy providing that such insurance shall not be cancelled or amended without thirty (30) days prior written notice to the Collateral Agent, if applicable, and each of the Agents.

     11.8. TAXES. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     11.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

           11.9.1. GENERAL The Borrower shall permit the Banks, through the Agents or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications of the components of the Borrowing Base and the Dollar Borrowing Base, the other assets of the Borrower and its Subsidiaries and all systems and procedures of the Borrower and its Subsidiaries, including those relating to cash management and those relating to gold tracking and valuation, all at such reasonable times and intervals as either of the Agents or any Bank may reasonably request.

        11.9.2. INVENTORY APPRAISALS. No more frequently than once each calendar year, or more frequently as determined by the Agents if an Event of Default shall have occurred and be continuing, upon the request of the Agents, the Borrower will obtain and deliver to the Agents a report of an independent collateral auditor or appraiser satisfactory to the Agents (which may be affiliated with one of the Banks) with respect to the inventory components included in the Borrowing Base and the Dollar Borrowing Base and the amounts of Borrower's Precious Metal and Consigned Precious Metal held by the Borrower, which report shall indicate (a) whether or not the information set forth in the Borrowing Base Report and the Consigned Precious Metal Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the inventory (including verification as to the value, location and respective types) or (b) in the case of an appraisal report by a collateral appraiser, shall state the then current fair market value, orderly liquidation and forced liquidation values of all or any portion of the inventory owned by the Borrower and its Subsidiaries and of the Borrower's Precious Metal and Consigned Precious Metal.

        11.9.3. APPRAISALS. If an Event of Default shall have occurred and be continuing, upon the request of the Agents, the Borrower will obtain and deliver to the Agents appraisal reports in form and substance and from appraisers satisfactory to the Agents, stating (i) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Borrower or any of its Subsidiaries and (ii) the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

        11.9.4. COMMUNICATIONS WITH ACCOUNTANTS. The Borrower authorizes the Agents and, if accompanied by the Agents, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agents and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agents, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 11.9.4

     11.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, except where the failure to so comply would not reasonably be expected to have a materially adverse effect either individually or in the aggregate upon the business, assets or financial condition of the Borrower or any of its Subsidiaries, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any of its properties may be bound, except where the failure to so comply would not reasonably be expected to have a materially adverse effect either individually or in the aggregate upon the business, assets or financial condition of the Borrower or any of its Subsidiaries, and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Agents and the Banks with evidence thereof.

     11.11. EMPLOYEE BENEFIT PLANS. The Borrower will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Agents, furnish to each of the Agents a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (b) promptly upon receipt or dispatch, furnish to each of the Agents any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA.

     11.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans and the Purchases and Consignments solely for refinancing certain existing indebtedness of the Borrower and for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes.

     11.13. ADDITIONAL MORTGAGED PROPERTY. If, after the closing date, the Borrower or any of its Subsidiaries acquires or leases for a term in excess of five (5) years real estate used as a manufacturing or warehouse facility, the Borrower shall notify the Agents promptly thereof, and upon the request of the Lenders, the Borrower shall, or shall cause such Subsidiary to, forthwith deliver to the Collateral Agent a fully executed mortgage or deed of trust over such real estate, in form and substance satisfactory to the Collateral Agent and the Agents, together with title insurance policies, surveys, evidences of insurances with the Collateral Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as shall be reasonably satisfactory to the Collateral Agent and the Agents. The Borrower further agrees that, following the taking of such actions with respect to such real estate, the Collateral Agent shall have for the benefit of the Banks, the Agents and the Collateral Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

        11.14. BANK ACCOUNTS.

                (a) On or prior to the Closing Date, the Borrower will, and will cause each of its Subsidiaries to, (i) establish depository accounts (the "FNBB Concentration Accounts") under the control of the Dollar Agent for the benefit of the Banks and the Agents, in the name of the Borrower, (ii) direct all depository institutions with Store Accounts to cause all funds in excess of $1,000 held in each such Store Account to be transferred no less frequently than twice each week, and in any event within one Business Day following any day during which the Borrower has knowledge that the amounts in any such Store Account are in excess $10,000, to, and only to Concentration Banks, (iii) direct all Concentration Banks (other than FNBB) to cause all funds of the Borrower and its Subsidiaries held in such Concentration Banks to be transferred daily to, and only to, the FNBB Concentration Account or such other location as the Dollar Agent shall designate, (iv) cause all proceeds of Accounts Receivable of the Borrower to be deposited only into depository accounts with financial institutions which have entered into Agency Account Agreements, and (v) except for amounts in any Store Account which are less than $1,000, at all times ensure that, within five (5) days following the Borrower's or any of its Subsidiaries' receipt of any cash or cash equivalents or any other proceeds of Collateral, all such amounts shall have been deposited in the FNBB Concentration Accounts.

                (b) The Borrower will, and will cause each of its Subsidiaries to, use its best efforts to obtain Agency Account Agreements (whereby such depository institution shall, among other things, waive any right to set-off, other than for service charges and returns incurred in connection therewith) from each depository institution at which a Store Account is located.

                (c) The Borrower hereby agrees that all amounts belonging to the Borrower and received by the Dollar Agent in the FNBB Concentration Account will be the sole and exclusive property of the Collateral Agent, for the accounts of the Banks and the Agents, to be applied in accordance with (i) Section 8.8(c) prior to the occurrence of an Event of Default and (ii) Section 8.9 after the occurrence and during the continuance of a Default or an Event of Default.

        11.15. INVENTORY RESTRICTIONS. The Borrower shall cause, and shall cause each of its Subsidiaries to cause, Consigned Precious Metal and all Eligible Inventory to be located at all times solely at Permitted Inventory Locations, and to be sold or otherwise disposed of in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices or as required pursuant to the terms of this Credit Agreement.

     11.16. PRIVATE LABEL CREDIT CARD PROGRAM. The Borrower will maintain in effect at all times credit programs provided by Persons other than the Borrower and its Subsidiaries which (a) are non-recourse to the Borrower and its Subsidiaries and (b) during any period of four consecutive fiscal quarters of the Borrower, are used to finance not less than twenty-five percent (25%) of the Borrower's gross sales during such period of four consecutive fiscal quarters.

     11.17. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks, the Collateral Agent and the Agents and execute such further instruments and documents as any of the Banks, the Collateral Agent or the Agents shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     12. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, amount of Consigned Precious Metal or Note is outstanding or any Bank has any obligation to make any Loans or Purchases and Consignments or the Dollar Agent has any obligation to issue, extend or renew any Letters of Credit:

     12.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

        (a) Indebtedness to the Banks, the Agents and the Collateral Agent arising under any of the Loan Documents;

        (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

        (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 11.8;

        (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such

     Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

        (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

        (f) Indebtedness evidenced by the Senior Subordinated Notes;

        (g) Indebtedness existing on the date hereof and listed and described on Schedule 12.1 hereto;

        (h) Indebtedness owed by the Borrower or any of its Subsidiaries to trade vendors, in the amount of the cost to the Borrower or such Subsidiary of inventory held on consignment from such trade vendors; and

        (i) Indebtedness of the Borrower and its Subsidiaries other than that permitted elsewhere in this Section 12.1 in an aggregate principal amount not to exceed $5,000,000.00 at any time outstanding.

     12.2. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

        (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

        (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

        (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

        (d) liens on properties in respect of judgments or awards, the indebtedness with respect to which is permitted by Section 12.1(d);

        (e) liens of carriers, warehouse men, mechanics and materialmen, and other like liens on properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

        (f) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

        (g) liens existing on the date hereof and listed on Schedule 12.2 hereto;

        (h) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness in an amount permitted by Section 12.1(i), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

        (i) liens in favor of the Collateral Agent, for the benefit of the Banks, the Agents and the Collateral Agent, under the Loan Documents; and

        (j) liens on inventory and proceeds thereof (up to the cost thereof to the Borrower or such Subsidiary) held on consignment from trade vendors securing obligations to return or pay the purchase price of such inventory.

     12.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

        (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or such Subsidiary;

        (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

        (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

        (d) Investments existing on the date hereof and listed on Schedule 12.3 hereto; and

        (e) Investments consisting of loans, advances or guaranties to or for the benefit of employees in the ordinary course of business not to exceed $250,000.00 in the aggregate at any time outstanding;

provided, however, that, with the exception of demand deposits referred to in
Section 12.3(b) and loans and advances referred to in Section 12.3(e), such Investments will be considered Investments permitted by this Section 12.3 only if all actions have been taken to the satisfaction of the Agents and the Collateral Agent to provide to the Collateral Agent, for the benefit of the Banks, the Agents and the Collateral Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

     12.4. DISTRIBUTIONS. The Borrower will not make any Distributions except for repurchases of the Borrower's Class B common stock in an aggregate amount not to exceed $150,000 for all such repurchases.

     12.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

        12.5.1. MERGERS AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower.

        12.5.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of (a) inventory in the ordinary course of business, consistent with past practices, (b) inventory, equipment, fixtures and leasehold interests of the Borrower in connection with the sale by the Borrower in the ordinary course of business of any retail store locations, (c) obsolete equipment in connection with the replacement thereof provided that such assets shall not have an aggregate value in excess of $750,000.00 for all such sales occurring in any fiscal year, and (d) other assets pursuant to sale transactions or sale and leaseback transactions provided that such assets so sold or sold and leased back by the Borrower or such Subsidiary shall not have an aggregate value in excess of $500,000.00 for all such sale and sale and leaseback transactions occurring in any fiscal year.

     12.6. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred except for sale and leaseback transactions permitted by Section 12.5(d) above.

     12.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of hazardous substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for hazardous substances, (c) generate any hazardous substances on any of the Real Estate,
(d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of hazardous substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, where, in the case of any such violation described in this clause (e), such violation could reasonably be expected to have a materially adverse effect, either individually or in the aggregate, upon the business, assets or financial condition of the Borrower or any of its Subsidiaries.

     12.8. INDENTURES. The Borrower will not amend, supplement or otherwise modify the terms of the Indentures or any of the Senior Subordinated Notes or prepay, redeem, cause the defeasance of or repurchase any of the Senior Subordinated Notes; provided, however, the Borrower may amend or modify the Senior Subordinated Notes or refinance, refund or replace the Senior Subordinated Notes with new notes (any such amended, modified or new notes resulting from any such amendment, modification, refinancing, refunding or replacement being herein referred to as the "New Notes") so long as (a) such New Notes are on substantially identical terms as the Senior Subordinated Notes (including without limitation, terms relating to subordination and covenants), provided that such New Notes may have a longer maturity, lower interest rates, less restrictive covenants, slower sinking fund payments and lower prepayment premiums and (b) the Agents shall have reviewed such New Notes prior to their issuance. The Borrower will not pay any interest in cash on the Senior Subordinated Notes in excess of fifteen percent (15%) per annum in the aggregate with any interest in excess of fifteen percent (15%) per annum to be payable only in Senior Subordinated Notes.

     12.9. EMPLOYEE BENEFIT PLANS. Neither the Borrower nor any ERISA Affiliate will

        (a) engage in any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could reasonably be expected to result in a material liability for the Borrower or any of its Subsidiaries; or

        (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

        (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could reasonably be expected to result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

        (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than the amount set forth in Section 10.16.3.

     12.10. BANK ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, (a) establish any bank accounts other than those listed on
Schedule 10.20 (as such may be amended from time to time to include those depository institutions acceptable to the Agents which have executed and delivered Agent Agency Account Agreements in the form of Exhibit A hereto) without the Agents' prior written consent, (b) violate directly or indirectly any bank agency or lock box agreement in favor of the Collateral Agent for the benefit of the Banks, the Agents and the Collateral Agent with respect to such account.

     12.11. CONSIGNMENT TRANSACTIONS. Except pursuant to this Credit Agreement, the Borrower will not, nor will the Borrower permit or suffer any of its Subsidiaries to, enter into any consignment transactions, including consignments of Precious Metal; provided, that the Borrower or its Subsidiaries may enter into arrangements for consignments of inventory from vendors in the ordinary course of business, consistent with past practices.

     12.12. TRANSACTIONS WITH AFFILIATES. Except for transactions which are described on Schedule 10.15 hereto, the Borrower will not, nor will the Borrower permit or suffer any of its Subsidiaries to, conduct any transactions among themselves or with any Affiliates of the Borrower, other than transactions in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices, and upon terms not materially less favorable to such Borrower or Subsidiary than it could obtain in a comparable arm's-length transaction with a party other than the Borrower, such Subsidiary or such Affiliate.

      12.13. SUBSIDIARIES. The Borrower will not create any Subsidiaries.

                    13. FINANCIAL COVENANTS OF THE BORROWER.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit, amount of Consigned Precious Metal or Note is outstanding or any Bank has any obligation to make any Loans or Purchases and Consignments or the Dollar Agent has any obligation to issue, extend or renew any Letters of Credit:

     13.1. TOTAL FUNDED DEBT TO EBITDA. The Borrower will not permit the ratio of Consolidated Total Funded Debt for any fiscal quarter ending on any date set forth in the table below to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date in such table to exceed the ratio set forth opposite such date in such table:

      Fiscal Quarter
       Ending Date                            RATIO
      --------------                          -----
       1/31/97                              4.4:1.0
       4/30/97                              4.4:1.0
       7/31/97                              4.3:1.0
       10/31/97                             4.2:1.0
       1/31/98                              4.0:1.0
       4/30/98                              3.8:1.0
       7/31/98                              3.6:1.0
       10/31/98                             3.5:1.0
       1/31/99                              3.2:1.0
       4/30/99                              3.2:1.0
       7/31/99                              3.1:1.0

             10/31/99
             and thereafter                         3.0:1.0

     13.2. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures during any fiscal year set forth in the table below that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table; provided, however, that, if during any such fiscal year set forth below the amount of Capital Expenditures permitted for that fiscal year is not so utilized, a portion of such unutilized amount not to exceed $1,500,000 may be utilized in the next succeeding fiscal year set forth below but not in any subsequent fiscal year; provided further, that in no event shall the amount carried forward from any prior fiscal years ever exceed $1,500,000 for any such fiscal year set forth below.

              Fiscal Year                            Amount

           2/1/96 - 1/31/97                        $ 6,500,000
           2/1/97 - 1/31/98                        $ 8,500,000
           2/1/98 - 1/31/99                        $10,500,000
           2/1/99 - 1/31/00                        $11,500,000
           2/1/00 - 1/31/01                        $11,500,000
           2/1/01 - Maturity Date                  $ 3,500,000

     13.3. CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit Consolidated Tangible Net Worth at any time during any fiscal year ending on any date set forth in the table below to be less than the amount set forth opposite such date in such table.

             Fiscal Year
             Ending Date                               Amount

              1/31/97                              ($ 5,000,000)
              1/31/98                               $1
              1/31/99                               $10,000,000
              1/31/00                               $20,000,000
              1/31/01                               $30,000,000

     13.4. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit, for any period of four consecutive fiscal quarters ending on any date set forth in the table below, the ratio of (a) the sum of (i) Consolidated EBITDA for such period plus (ii) Consolidated Minimum Store Rent for such period to (b) the sum of (i) Consolidated Minimum Store Rent for such period plus (ii) Consolidated Cash Interest Expense for such period, to be less than the ratio set forth opposite such date in such table:


               Date                             Ratio

              1/31/97                         1.5:1.0
              4/30/97                         1.5:1.0
              7/31/97                         1.5:1.0
             10/31/97                         1.5:1.0

1/31/98                         1.7:1.0
4/30/98                         1.7:1.0
7/31/98                         1.7:1.0
10/31/98                        1.7:1.0
1/31/99                         1.9:1.0
4/30/99                         1.9:1.0
7/31/99                         1.9:1.0
10/31/99                        1.9:1.0
1/31/00
and thereafter                  2.0:1.0

     13.5. CONSOLIDATED EBITDA. The Borrower will not permit Consolidated EBITDA in the aggregate for any period of two consecutive fiscal quarters ending on July 31 and October 31 of each fiscal year to be less than $1,500,000.

                            14. CLOSING CONDITIONS.

     The obligations of the Applicable Banks to make the initial Revolving Credit Loans, the initial Gold Loans, the initial Purchases and Consignments and the Term Loan and of the Dollar Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to May 10, 1996:

     14.1. LOAN DOCUMENTS, ETC. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     14.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) its charter or other incorporation documents as in effect on such date of certification, and (b) its by-laws as in effect on such date.

     14.3. CORPORATE, ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     14.4. INCUMBENCY CERTIFICATE. Each of the Banks shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party; (b) in the case of the Borrower, to make Loan Requests,

Purchase and Consignment Requests, Conversion Requests and Consignment Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     14.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Collateral Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent and the Agents to protect and preserve such security interests shall have been duly effected including, without limitation, all notices required to be filed under Section 9-114 or Section 9-312(3) of the Uniform Commercial Code in effect in the Commonwealth of Massachusetts or any then applicable jurisdiction. The Collateral Agent shall have received evidence thereof in form and substance satisfactory to the Collateral Agent, the Agent and the Banks.

     14.6. PERFECTION CERTIFICATE AND UCC SEARCH RESULTS. The Collateral Agent shall have received from the Borrower a completed and fully executed Perfection Certificate and the results of current UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Collateral Agent, the Agent and the Banks. The Agents shall have received and shall be satisfied with the form and substance of all consignment financing statements filed or to be filed on behalf of trade vendors as consignors.

     14.7. CERTIFICATES OF INSURANCE. The Agents shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreement and (b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     14.8. FNBB CONCENTRATION ACCOUNTS; AGENCY ACCOUNT AGREEMENTS. The Borrower shall have established the FNBB Concentration Accounts, and the Agents shall have received an Agency Account Agreement, in form and substance satisfactory to the Agents, from (a) each Concentration Bank (other than FNBB) and (b) each other bank at which the Borrower maintains depository accounts into which proceeds of Accounts Receivable of the Borrower are deposited, in each case concerning the Collateral Agent's interest for the benefit of the Banks, the Agents and the Collateral Agent, in the depository accounts maintained by the Borrower with such Concentration Banks or, as the case may be, such other banks.

     14.9. BORROWING BASE REPORT: CONSIGNED PRECIOUS METAL REPORT: MONTHLY INVENTORY REPORT. The Agents shall have received from the Borrower the initial Borrowing Base Report, the initial Consigned Precious Metal Report, and the initial Monthly Inventory Report, each dated as of the Closing Date.

     14.10. ACCOUNTS PAYABLE AGING REPORT. The Agents shall have received from the Borrower the most recent accounts payable aging report of the Borrower dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Borrower shall have notified the Agents in writing on the Closing Date of any material deviation from the accounts payable values reflected in such accounts payable aging report and shall have provided the Agents with such supplementary documentation as the Agents may reasonably request.

     14.11. OPINION OF COUNSEL. Each of the Banks and the Agents shall have received a favorable legal opinion addressed to the Banks and the Agents, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agents, from Sidley & Austin, counsel to the Borrower and its Subsidiaries.

     14.12. PAYMENT OF FEES. The Borrower shall have paid to the Banks or the Agents, as appropriate, the closing fee, and the Agents' fee pursuant to Sections 8.10 and 8.11.

     14.13. PAYOFF LETTERS. The Agents shall have received a payoff letter from Citibank, N.A., as agent for the lenders under the Borrower's existing working capital credit facility, indicating the amount of the loan obligations of the Borrower to such lenders to be discharged on the Closing Date and an acknowledgment by Citibank, N.A. that upon receipt of such funds it will forthwith execute and deliver to the Agents for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrower in favor of Citibank, N.A., as agent for such lenders. The Agents shall also have received payoff letters from each of the following Persons, in each case indicating the amount of the obligations of the Borrower to such Persons to be discharged on the Closing Date: (a) Teachers' Retirement System of the State of Illinois ("Teachers") pursuant to that certain Note and Warrant Purchase Agreement between the Borrower and Teachers, dated as of November 6, 1989 and that certain Amended and Restated Note dated November 6, 1989 payable to EMP & Co.; and (b) Frontenac Diversified III Limited Partnership ("Diversified") pursuant to that certain Term Loan Agreement between the Borrower and Diversified dated March 5, 1993, that certain Promissory Note of the Borrower dated June 3, 1993 and that certain Promissory Note of the Borrower dated July 21, 1993, each payable to Diversified.

     14.14. TERMS OF CONSIGNMENT. Each of the Agents and each of the Banks shall be satisfied with the terms of all consignment, leasing, "lay away" and purchase and sale arrangements of the Borrower and each of its Subsidiaries.

     14.15. CONSUMMATION OF PUBLIC OFFERING AND SENIOR SUBORDINATED NOTE ISSUANCE. The Borrower shall have consummated the initial public offering of its common stock, and such initial public offering shall have yielded net cash proceeds to the Borrower in an aggregate amount not less than $34,000,000. The Borrower shall have issued the Senior Subordinated Notes, and such issuance shall have yielded net cash proceeds to the Borrower in an aggregate amount, when combined with the net cash proceeds received by the Borrower in connection with the initial public offering described above, not less than $57,000,000.
The Senior Subordinated Notes shall have been issued on terms and conditions satisfactory in all respects to the Agents and the Banks.

     14.16. FINANCIAL STATEMENTS. The Agents and the Banks shall have received the financial statements required to be delivered to them by Section 10.4.

     14.17. RESTRUCTURING OF ESOP. The Borrower shall have provided evidence satisfactory to the Agents of the restructuring of its existing employee stock option plan on terms satisfactory in form and substance to the Agents and the Banks.

                       15. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Applicable Banks to make any Loans, including the initial Revolving Credit Loans, Gold Loans and the Term Loan, or any Purchases and Consignments, including the initial Purchases and Consignments, and of the Dollar Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     15.1. REPRESENTATIONS TRUE: NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or Purchase and Consignment or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     15.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or Purchase and Consignment or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Dollar Agent would make it illegal for the Dollar Agent to issue, extend or renew such Letter of Credit.

     15.3. GOVERNMENT REGULATIONS. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any appealable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     15.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agents and the Agents' Special Counsel, and the Banks, the Agents and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agents or such Banks may reasonably request.

     15.5. BORROWING BASE REPORT; CONSIGNED PRECIOUS METAL REPORT. The Agents and the Banks shall have received the most recent Borrowing Base Report required to be delivered to the Agents and the Banks in accordance with Section 11.4(f) and the most recent Consigned Precious Metal Report required to be delivered to the Agents and the Banks in accordance with Section 11.4(f), and if requested by the Applicable Agent, a Borrowing Base Report or, as the case may be, a Consigned Precious Metal Report, dated within five (5) days of the Drawdown Date or, as the case may be, the Gold Drawdown Date of such Loan or such Purchase and Consignment or of the date of issuance, extension or renewal of such Letter of Credit.

                   16. EVENTS OF DEFAULT; ACCELERATION; ETC.

     16.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

     (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation or fail to purchase and pay for or Redeliver Consigned Precious Metal when the same shall become due and payable or required, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or Redelivery;

     (b) the Borrower or any of its Subsidiaries (i) shall fail to pay any interest on the Loans or Consignment Fees on Consigned Precious Metal
         (A) within one (1) day following the date when the same shall become due and payable, other than at the stated date of maturity or any accelerated date of maturity or (B) when the same shall become due and payable at the stated date of maturity or any accelerated date of maturity, or (ii) shall fail to pay the commitment fees, any Letter of Credit Fee, the Agents' fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

              (c) the Borrower shall fail to comply with any of its covenants contained in Section 11 (other than Sections 11.6(b), 11.13 and 11.17), 12 or 13;

              (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 16.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agents;

              (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

              (f) the Borrower or any of its Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace, (A) any obligation in respect of the Senior Subordinated Notes or (B) any other obligation for borrowed money or credit received or in respect of any Capitalized Leases, in each case under this clause (B) in excess of $1,000,000.00, or (ii) fail to observe or perform any material term, covenant or agreement contained (A) in the Indentures or the Senior Subordinated Notes or (B) in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases, in each case under this clause (B) in excess of $1,000,000.00, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

              (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

              (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

              (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $750,000.00;

              (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Collateral Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

              (k) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $750,000.00 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

              (l) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

              (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than ten (10) consecutive days, the cessation or substantial curtailment of revenue producing activities at retail locations of the Borrower or any of its Subsidiaries constituting twenty-five percent (25%) or more of the Borrower's and its Subsidiaries retail locations if such event or circumstance is not covered by business interruption insurance;

              (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary;

              (o) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or the Dollar Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base or the Dollar Borrowing Base but having a fair market value in excess of $500,000.00; or

              (p) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 30% or more of the outstanding shares of common stock of the Borrower; or, during any period of twelve consecutive calendar months, indviduals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

then, and in any such event (i) the Borrower shall purchase all Consigned Precious Metal in accordance with the provisions of Section 5.4 hereof and
(ii) so long as the same may be continuing, the Agents may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Sections 16.1(g) or 16.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agents or any Bank.

     16.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 16.1(g) or Section 16.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans and Purchases and Consignments to the Borrower and the Dollar Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date, Gold Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date, to the making of the Purchases and Consignments to be made on such Gold Drawdown Date, or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agents may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and Purchases and Consignments and the Dollar Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

     16.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 16.1, each Bank, if owed any amount with respect to the Loans, Purchases and Consignments or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex-parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agents or the holder of any Note or of any rights in the Consigned Precious Metal or the purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                                  17. SET OFF.

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be setoff is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to, or, as the case may be, constituting obligations in respect of Consigned Precious Metal owed to, such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to, or, as the case may be, constituting obligations in respect of Consigned Precious Metal owed to, such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, or, as the case may be, constituting obligations in respect of Consigned Precious Metal owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, or, as the case may be, constituting obligations in respect of Consigned Precious Metal owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Applicable Banks with respect to the Notes held by, and Reimbursement Obligations owed to, or, as the case may be, constituting obligations in respect of Consigned Precious Metal owed to, all of the Applicable Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement obligations owed it, or, as the case may be, obligations in respect of Consigned Precious Metal owed to it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                               18. THE AGENT.

     18.1. AUTHORIZATION.

          (a) Each of the Agents is authorized to take such action on behalf of each of the Applicable Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to such Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agents.

          (b) The relationship between the Agents and each of the Banks is that of an independent contractor. The use of the terms "Agent" and "Collateral Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agents and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agents and any of the Banks.

          (c) As independent contractors empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, each of the Agents and the Collateral Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agents with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Collateral Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks, the Agents and the Collateral Agent.

     18.2. EMPLOYEES AND AGENTS. The Agents may exercise their powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agents may utilize the services of such Persons as the Agents in their sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     18.3. NO LIABILITY. Neither the Agents nor any of their shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agents or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     18.4. NO. REPRESENTATIONS. The Agents shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes or the obligations in respect of Consigned Precious Metal, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes or the obligations in respect of Consigned Precious Metal, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or the obligations in respect of Consigned Precious Metal or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agents shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes or of any right in respect of Consigned Precious Metal shall have been duly authorized or is true, accurate and complete. The Agents have not made nor do they now make any representations or warranties, express or implied, nor do they assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon either of the Agents or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     18.5. PAYMENTS.

          18.5.1. PAYMENTS TO AGENT. A payment by the Borrower to the Applicable Agent hereunder or any of the other Loan Documents for the account of any Applicable Bank shall constitute a payment to such Applicable Bank. Each of the Agents agrees promptly to distribute to each Applicable Bank such Applicable Bank's pro rata share of payments received by such Agent for the account of the such Applicable Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          18.5.2. DISTRIBUTION BY AGENT. If in the opinion of either of the Agents the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by either of the Agents is to be repaid, each Person to whom any such distribution shall have been made shall either repay to such Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          18.5.3. DELINQUENT BANKS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Applicable Agent its Agent its pro rata share of any Loan or Purchase and Consignment or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 17 with respect to making dispositions and arrangements with the other Applicable Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Applicable Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Consigned Precious Metal, Unpaid Reimbursement Obligations, interest, Consignment Fees, other fees or otherwise, to the remaining nondelinquent Applicable Banks for application to, and reduction of, their respective pro rata shares of all outstanding Dollar Facility Loans and Unpaid Reimbursement Obligations or, as the case may be, Consigned Precious Metal and Gold Loans. The Delinquent Bank hereby authorizes the Applicable Agent to distribute such payments to the nondelinquent Applicable Banks in proportion to their respective pro rata shares of all outstanding Dollar Facility Loans and Unpaid Reimbursement Obligations or, as the case may be, Consigned Precious Metal and Gold Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Dollar Facility Loans and Unpaid Reimbursement Obligations or, as the case may be, Consigned Precious Metal and Gold Loans, of the nondelinquent Applicable Banks, the Applicable Banks' respective pro rata shares of all outstanding Dollar Facility Loans and Unpaid Reimbursement Obligations or, as the case may be, Consigned Precious Metal and Gold Loans, have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     18.6. HOLDERS OF NOTES. The Agents may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     18.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless each of the Applicable Agents (including, without limitation, the Dollar Agent acting in its capacity as the Collateral Agent) from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Agent has not been reimbursed by the Borrower as required by Section 19), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Agent's willful misconduct or gross negligence.

     18.8. AGENTS AS BANKS. In their individual capacities, each of FNBB and RIHT shall have the same obligations and the same rights, powers and privileges in respect to its Commitment or, as the case may be, Gold Commitment and the Loans made by it, and as the holder of any of the Notes or of any obligations in respect of Consigned Precious Metal and as the purchaser of any Letter of Credit Participations, as it would have were it not also an Agent.

     18.9. RESIGNATION. Either or both of the Agents may resign at any time by giving sixty (60) days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Dollar Agent or, as the case may be, Gold Agent. Unless a Default or an Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Applicable Banks, appoint a successor Applicable Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as agent.

     18.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agents thereof. The Agents hereby agree that upon receipt of any notice under this Section 18.10 they shall promptly notify the other Banks of the existence of such Default or Event of Default.

     18.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Collateral Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Collateral Agent such additional indemnities and assurances against expenses and liabilities as the Collateral Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Collateral Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Collateral Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Collateral Agent need not comply with any such direction to the extent that the Collateral Agent reasonably believes the Collateral Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                                19. EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including taxes incurred in connection with the purchase, consignment and repurchase of Consigned Precious Metal and including any interest and penalties in respect thereto) payable by either of the Agents, the Collateral Agent or any of the Banks (other than taxes based upon either of the Agent's, the Collateral Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify each of the Agents, the Collateral Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agents' Special Counsel or any local counsel to the Agents incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of each of the Agents and the Collateral Agent incurred by such Agent or the Collateral Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agents in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (f) all reasonable out-of pocket expenses incurred by the

Agents, the Collateral Agent or, after the occurrence and during the continuance of a Default or an Event of Default, any Bank, in connection with periodic field examinations, monitoring of Collateral and other assets, sale of Precious Metal Redelivered by the Borrower and otherwise in maintaining and monitoring the transactions contemplated hereby, and in each case in accordance with the terms of this Credit Agreement; (g) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank, the Collateral Agent or either of the Agents, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank, the Collateral Agent or either Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's, the Collateral Agent's or either Agent's relationship with the Borrower or any of its Subsidiaries and (h) all reasonable fees, expenses and disbursements of the Collateral Agent or the Agents incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants of this Section 19 shall survive payment or satisfaction of all other Obligations.

                             20. INDEMNIFICATION.

     The Borrower agrees to indemnify and hold harmless each of the Agents, the Collateral Agent and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, Purchases and Consignments or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the either Agent upon the transfer of funds to the FNBB Concentration Account from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (d) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, (e) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), or (f) any sales, use, transfer, documentary and stamp taxes (but excluding any taxes based upon or measured by the income or profits of any

Bank or either Agent) and any recording and filing fees paid by the Agents, the Collateral Agent or the Banks and which arise by reason of the transactions contemplated hereby, by the Purchases and Consignments or by any of the Loan Documents, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Banks, the Collateral Agent and the Agents shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 20 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 20 shall survive payment or satisfaction in full of all other Obligations.

                       21. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks, the Collateral Agent and each of the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans or Purchases and Consignments and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or Purchases and Consignments or the Dollar Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank, the Collateral Agent or either of the Agents at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                      22. ASSIGNMENT AND PARTICIPATION.

     22.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment or Gold Commitment and Gold Commitment Percentage, as the case may be, and the same portion of the Loans or Fair Market Value of Consigned Precious Metal at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Agents and, unless a Default or an Event of Default shall have occurred and be continuing, the Borrower, shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under the Dollar Facility or, as the case may be, the Gold Facility, (c) each assignment shall be in an amount that is at least equal to $5,000,000, and (d) the parties to such assignment shall execute and deliver to the Agents, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit L hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agents of the registration fee referred to in Section 22.3, be released from its obligations under this Credit Agreement.

     22.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

           (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment. perfection or priority of any security interest or mortgage;

           (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

        (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 10.4 and Section 11.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

        (d) such assignee will, independently and without reliance upon the assigning Bank, the Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

        (e) such assignee represents and warrants that it is an Eligible
     Assignee;

        (f) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

        (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

        (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

        (i) if applicable, such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     22.3. REGISTER. The Agents shall maintain a copy of each Assignment and Acceptance delivered to them and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and as applicable, the Commitment Percentage or the Gold Commitment Percentage of, and principal amount of the Loans, owing to, Purchases and Consignments made by, and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agents and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assignee Bank agrees to pay to the Applicable Agent a registration fee in the sum of $3,000.

     22.4. NEW NOTES. Upon their receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agents shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agents, in exchange for each surrendered Note, a new Note or Notes to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note or Notes to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Notes. Within five
(5) days of issuance of any new Notes pursuant to this Section 22.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agents, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     22.5. PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $5,000,000.00, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, reduce the Fair Market Value of Consigned Precious Metal or Consignment Fees, extend the term or increase the amount of the Commitment or Gold Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest or any scheduled payment or Redelivery date for Consigned Precious Metal or Consignment Fees.

     22.6. DISCLOSURE. The Borrower agrees that, in addition to disclosures made in accordance with standard and customary banking practices, any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree
(a) to treat in confidence such information unless it otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process, and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     22.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agents pursuant to Section 16.1 or
Section 16.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans, Consigned Precious Metal or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agents of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agents pursuant to Section 16.1 or Section
16.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     22.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain its rights to be indemnified pursuant to Section 19 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agents certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 22 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act,
12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     22.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                              23. NOTICES, ETC.

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

        (a) if to the Borrower, at 155 North Wacker Drive, Suite 500, Chicago, Illinois 6-0606-1719, Attention: John R. Desjardins, Executive Vice President-Finance, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

        (b) if to the Dollar Agent, the Collateral Agent or FNBB, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Elizabeth A. Ratto, Vice President, or such other address for notice as the Dollar Agent, the Collateral Agent or, as the case may be, FNBB shall last have furnished in writing to the Person giving the notice;

        (c) if to the Gold Agent or RIHT, at One Hospital Trust Plaza, R-W09-01, Providence, Rhode Island 02903, Attention: Denis D. Hamboyan, Senior Vice President, or such other address for notice as the Gold Agent or, as the case may be, RIHT shall last have furnished in writing to the Person giving the notice; and

        (d) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               24. GOVERNING LAW.

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 23. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                25. HEADINGS.

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                              26. COUNTERPARTS.

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                          27. ENTIRE AGREEMENT, ETC.

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 29.

                           28. WAIVER OF JURY TRIAL.

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or either of the Agents has represented, expressly or otherwise, that such Bank or such Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agents and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                   29. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Any consent or approval required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing (a) without the written consent of the Borrower and the written consent of each Bank affected thereby, the rate of interest on the Notes (other than interest accruing pursuant to Section 8.20 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) may not be decreased, the definition of Maturity Date may not be changed, no rates of interest may be decreased, the basis for calculation of Consignment Fees may not be decreased, the amounts of the Commitments of the Dollar Banks may not be increased, the amounts of the Gold Commitments of the Gold Banks may not be increased, the amounts of the commitment fees and the Letter of Credit Fees (including those payable for the Dollar Agent's own account) hereunder may not be decreased, and the advance rates set forth in the definitions of Borrowing Base and Dollar Borrowing Base and in Section 8.2 may not be increased; (b) the definition of Majority Banks may not be amended without the written consent of all of the Banks; and (c) the amount of the Agents' fees and Section 18 may not be amended without the written consent of each of the Agents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of either of the Agents or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                              30. SEVERABILITY.

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                              MARKS BROS. JEWELERS, INC.

                              By:   John R. DesJardins
                                  ------------------------
                                  Name:  John R. DesJardins
                                  Title: Executive Vice President, Finance
                                         and Administration, Treasurer and
                                         Secretary

                              THE FIRST NATIONAL BANK OF
                              BOSTON, individually and as Agent

                              By:
                                  ------------------------
                                  Name:
                                  Title:


                              RHODE ISLAND HOSPITAL TRUST
                              NATIONAL BANK, individually and as
                              Agent

                              By:
                                  ------------------------
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                MARKS BROS. JEWELERS, INC.

                                By:
                                    --------------------------
                                    Name:
                                    Title:

                                THE FIRST NATIONAL BANK OF
                                BOSTON, individually and as Agent

                                By:   Elizabeth A.Ratto
                                    --------------------------
                                    Name:  Elizabeth A.Ratto
                                    Title: Vice President

                                RHODE ISLAND HOSPITAL TRUST
                                NATIONAL BANK, individually and as
                                Agent

                                By:
                                    --------------------------
                                    Name:
                                    Title:

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                            MARKS BROS. JEWELERS, INC.


                            By:
                                ------------------------------
                                Name:
                                Title:

                            THE FIRST NATIONAL BANK OF
                            BOSTON, individually and as Agent



                            By:
                                ------------------------------
                                Name:
                                Title:


                            RHODE ISLAND HOSPITAL TRUST
                            NATIONAL BANK, individually and as
                            Agent


                            By: DENIS D. HAMBOYAN
                                -------------------------------
                                Name: DENIS D. HAMBOYAN
                                Title: SENIOR VICE PRESIDENT

                 FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                         AND GOLD CONSIGNMENT AGREEMENT
                                      AND
                               SECURITY AGREEMENT

     FIRST AMENDMENT dated as of June 12, 1996 (this "Amendment"), by and among
(a) MARKS BROS. JEWELERS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606; (b) the lending institutions (the "Banks") set forth on the signature pages hereto; (c) THE FIRST NATIONAL BANK OF BOSTON, a national banking association and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK as agents for themselves and the Banks (the "Agents"), amending certain provisions of (i) the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of May 3, 1996 (the "Credit Agreement"), by and among the Borrower, the Banks and the Agents and (ii) the Security Agreement dated as of May 3, 1996, between the Borrower and the Collateral Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend the terms of the Credit Agreement in several respects all as hereinafter more fully set forth; and

     WHEREAS, the Agents and the Banks are willing to amend the terms of the Credit Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENT OF SECTION 1 OF THE CREDIT AGREEMENT. Section 1 of the Credit Agreement is hereby amended as follows:

      (a) by deleting the definition of "Majority Banks" in its entirety and replacing it with the following new definition:

                 "Majority Banks.  As of any date, the Banks (other than
            Delinquent Banks) whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least fifty-one percent (51%) of the Total Commitment; provided, however, until the portion of the outstanding amount of the Term Loan and the Commitment of FNBB together with the Gold Commitment of RIHT are in the aggregate less than fifty-one percent (51%) of the Total Commitment, Majority Banks must include at least one Bank other than FNBB and RIHT; provided, further, that if the Commitments or the Gold Commitments shall have been terminated, then the Majority Banks shall be the Banks whose aggregate portions of the Outstanding Facility Amounts together constitute at least fifty-one percent (51%) of the Outstanding Facility Amounts."

      (b) by deleting the definition of "Consignment Base Rate" in its entirety and replacing it with the following new definition:

                 "Consignment Base Rate.  On any date of determination, a rate equal to the average of the difference, over the previous sixty
            (60) Business Days, between (a) the Eurodollar Rate for three month Interest Periods and (b) the London gold forward rate as displayed on Reuter's gold loan screen, or if Reuter's gold loan screen is not available, as set by RIHT, for three month Interest Periods."

     Section 2. AMENDMENT OF SECTION 8.9(b) OF THE CREDIT AGREEMENT. Section 8.9(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

           "(b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that distributions in respect of (i) such Obligations shall be made pari passu among Obligations with respect to the Agents' fees payable pursuant to
      Section 8.11 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata, with the value of the Gold Banks' claims in respect of Consigned Precious Metal equal to the Gold Loans made pursuant to Section 5.4(a) (and solely for purposes of so determining the pro rata portion of each Gold Bank's claim in respect of Consigned Precious Metal following an Event of Default described in Sections 16.1(g) or (h), the amount of the Obligations owed to the Gold Banks shall be an amount equal to the Effective Date Value, as such term is defined in the Confirmation of Swap Agreement); and provided, further, that the Agents may in their discretion make proper allowance to take into account any Obligations not then due and payable;"

     Section 3.  AMENDMENT OF SECTION 12.5.2 OF THE CREDIT AGREEMENT.  Section
12.5.2 of the Credit Agreement is hereby amended by inserting, at the end thereof, the following new subpart (e):

      "and (e) sales of retail installment sale accounts so long as such sales
      (i) are without recourse to the Borrower, (ii) are for cash in an amount equal to not less than 80% of the amount of such accounts, (iii) are done within one month of the creation of such accounts, and (iv) are otherwise consistent with past practices of the Borrower."

     Section 4.  AMENDMENT OF SECTION 18.5 OF THE CREDIT AGREEMENT.  Section
18.5 of the Credit Agreement is hereby amended by inserting the following new
Section 18.5.4 immediately following Section 18.5.3 thereof:

           "18.5.4 PAYMENTS UNDER CONFIRMATION OF SWAP AGREEMENT. Each of the Gold Banks agrees to pay to the Gold Agent an amount equal to its Gold Commitment Percentage of any amounts owed by the Gold Agent to the Borrower pursuant to the terms of the Confirmation of Swap Agreement, and each of the Gold Banks agrees that the Gold Agent may deduct any such amounts from amounts which the Gold Agent receives from the Borrower on account of any Obligations owed to such Gold Bank or, to the extent that the Gold Agent has offset such amounts against the Obligations, by offset to the Obligations owed to such Gold Bank."

     Section 5. AMENDMENT OF SECTION 29 OF THE CREDIT AGREEMENT. Section 29 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following new sentence:

      "Notwithstanding the foregoing (a) without the written consent of the Borrower and the written consent of each Bank affected thereby, the rate of interest on the Notes (other than interest accruing pursuant to Section 8.20 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) may not be decreased, the definition of Maturity Date may not be changed, no rates of interest may be decreased, the basis for calculation of Consignment Fees may not be decreased, the amounts of the Commitments of the Dollar Banks may not be increased, the amounts of the Gold Commitments of the Gold Banks may not be increased, the amounts of the commitment fees and the Letter of Credit Fees (including those payable for the Dollar Agent's own account) hereunder may not be decreased, and the advance rates set forth in the definitions of Borrowing Base and Dollar Borrowing Base and in Section 8.2 may not be increased; (b) the definition of Majority Banks may not be amended without the written consent of all of the Banks; (c) the amount of the Agents' fees and Section 18 may not be amended without the written consent of each of the Agents; (d) Section 8.9 may not be amended without the written consent of all of the Banks, (e) all or substantially all of the Collateral may not be released without the consent of all of the Banks and (f) there can be no reduction in the amount or extension of the maturity date of any of the Obligations (other than as a result of any permitted prepayments made hereunder, it being understood that any waiver of the application of any voluntary prepayment of, or the method of application of any voluntary prepayment to the amortization of, the Term Loan shall not constitute any such extension) without the consent of Banks (other than Delinquent Banks) whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least sixty-six and two thirds percent (66-2/3%) of the Total Commitment."

     Section 6. LIMITED CONSENT UNDER SECTION 22.1(b) OF THE CREDIT AGREEMENT. Notwithstanding the provisions of Section 22.1(b) of the Credit Agreement, each of the parties hereto consents to the assignment, by FNBB in favor of LaSalle National Bank, of a portion of FNBB's interest in respect of the Dollar Facility (including a $5,000,000 interest in respect of the Term Loan and a $9,700,000 interest in respect of the Total Revolver Commitment) equal to 33.3333% of the Term Loan and 33.4483% of the Total Revolver Commitment. Such consent by the parties hereto shall be limited to such assignment by FNBB in favor of LaSalle National Bank and shall not apply to, or constitute a consent to, the terms of any other assignment not in accordance with the provisions of the Credit Agreement.

     Section 7. AMENDMENT OF SECTION 17 OF THE SECURITY AGREEMENT. Section 17 of the Security Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following new sentence:

      "After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due."

     Section 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Dollar Administrative Agent receives a counterpart of this Amendment executed by each of the Borrower, the Agents and the Banks.

     Section 9. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents and warrants to the Banks and the Agents as follows:

      (a) Each of the representations and warranties made by it in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and, after the execution of this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by of the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein and in the Credit Agreement respectively constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 10. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Section 11. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Agents or the Banks consequent thereon.

     Section 12. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 13. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                            MARKS BROS. JEWELERS, INC.


                                            By:_________________________
                                            Name:
                                            Title:


                                            THE FIRST NATIONAL BANK OF
                                            BOSTON, individually and as Agent



                                            By:_________________________
                                            Name:   Elizabeth A. Ratto
                                            Title:  Vice President


                                            RHODE ISLAND HOSPITAL TRUST
                                            NATIONAL BANK, individually and
                                            as Agent



                                            By:________________________
                                            Name:   Denis D. Hamboyan
                                            Title:  Senior Vice President

                SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                         AND GOLD CONSIGNMENT AGREEMENT


     SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GOLD CONSIGNMENT AGREEMENT dated as of July 17, 1996 (this "Amendment"), by and among (a) MARKS BROS. JEWELERS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606; (b) the lending institutions (the "Banks") set forth on the signature pages hereto; and (c) THE FIRST NATIONAL BANK OF BOSTON, a national banking association and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK as agents for themselves and the other Banks (in such capacity, the "Agents"), amending certain provisions of the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of May 3, 1996 (as amended and in effect prior to the date hereof, the "Credit Agreement"), by and among the Borrower, the Banks and the Agents. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend the terms of the Credit Agreement in several respects all as hereinafter more fully set forth; and

     WHEREAS, the Agents and the Banks are willing to amend the terms of the Credit Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENT OF Section 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended as follows:

      (a) by amending the last sentence of Section 8.3(a) thereof to read in its entirety as follows:

            "Each Loan Request for a Base Rate Loan shall be in a minimum aggregate amount of $250,000.00 or an integral multiple thereof, and each Loan Request for a Eurodollar Rate Loan shall be in a minimum aggregate amount of $250,000.00 or an integral multiple of $50,000.00 in excess thereof."

      (b) by amending the third sentence of Section 8.4.1 thereof to read in its entirety as follows:

            "All or any part of outstanding Loans of any Type may be converted into a Loan of another Type as provided herein, provided that (y) any partial conversion of any Loan to a Base Rate Loan shall be in an aggregate principal amount of $50,000.00 or an integral multiple thereof and (z) any partial conversion of any Loan to a Eurodollar Rate Loan shall be in an aggregate principal amount of $250,000.00 or a whole multiple of $50,000.00 in excess thereof."

      (c) by amending the first sentence of Section 8.4.3 thereof to read in its entirety as follows:

            "Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $250,000.00 or a whole multiple of $50,000.00 in excess thereof."

     Section 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Dollar Administrative Agent receives a counterpart of this Amendment executed by each of the Borrower, the Agents and the Banks.

     Section 3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents and warrants to the Banks and the Agents as follows:

      (a) Each of the representations and warranties made by it in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and, after the execution of this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein and in the Credit Agreement respectively constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Section 5. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Agents or the Banks consequent thereon.

     Section 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 7. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                          MARKS BROS. JEWELERS, INC.


                                          By:_________________________
                                          Name:
                                          Title:

                                          THE FIRST NATIONAL BANK OF
                                          BOSTON, individually and as Agent


                                          By:_________________________
                                          Name:   Elizabeth A. Ratto
                                          Title:  Vice President


                                          RHODE ISLAND HOSPITAL TRUST
                                          NATIONAL BANK, individually and
                                          as Agent


                                          By:________________________
                                          Name:   Denis D. Hamboyan
                                          Title:  Senior Vice President


                                          LASALLE NATIONAL BANK


                                          By:________________________
                                          Name:
                                          Title:

                                          ABN AMRO BANK, N.V.


                                          By:________________________
                                          Name:
                                          Title:

                THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                        AND GOLD CONSIGNMENT AGREEMENT

        THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GOLD CONSIGNMENT AGREEMENT dated as of October 9, 1996 (this "Amendment"), by and among (a) MARKS BROS. JEWELERS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606; (b) the lending institutions (the "Banks") set forth on the
signature pages hereto; and (c)   THE FIRST NATIONAL BANK OF BOSTON, a national
banking association and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK as agents for themselves and the other Banks (in such capacity, the "Agents"), amending certain provisions of the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of May 3, 1996 (as amended and in effect prior to the date hereof, the "Credit Agreement"), by and among the Borrower, the Banks and the Agents. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

        WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend the terms of the Credit Agreement in several respects all as hereinafter more fully set forth; and

        WHEREAS, the Agents and the Banks are willing to amend the terms of the Credit Agreement in such respects upon the terms and subject to the conditions contained herein;

        NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. AMENDMENT OF SECTION 1.1. OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 1.1. of the Credit Agreement is hereby amended as follows:

                (a) by amending the definitions of "Applicable Agent", "Applicable Banks", "Base Rate Loans", Commitment", "Dollar Facility Loans", "Eurodollar Rate Loans", "Loans", "Majority Banks", "Notes", "Total Commitment" and "Type" to read in their respective entireties as follows:

                "Applicable Agent. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, or the Dollar Banks, the Dollar Agent; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Banks, the Gold Agent."

                "Applicable Banks. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, or the Dollar Agent, the Dollar Banks; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Agent, the Gold Banks."

                "Base Rate Loans. Revolving Credit Loans and Gold Loans bearing interest calculated by reference to the Base Rate."

                "Commitment. With respect to each Dollar Bank, the amount set forth on Part 1 of Schedule 1 hereto as the amount of such Dollar Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, minus the amount of such Dollar Bank's Commitment Percentage of any optional or mandatory reductions in the Total Revolver Commitment pursuant to Section 2.3 hereof, as the same may be otherwise reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero."

                "Dollar Facility Loans.  The Revolving Credit Loans."

                "Eurodollar Rate Loans. Revolving Credit Loans and Gold Loans bearing interest calculated by reference to the Eurodollar Rate."

                "Loans.   The Revolving Credit Loans and the Gold Loans."

                "Majority Banks. As of any date, the Banks (other than Delinquent Banks) whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least fifty-one percent (51%) of the Total Commitment; provided, however, that if the Commitments or the Gold Commitments shall have been terminated, then the Majority Banks shall be the Banks whose aggregate portions of the Outstanding Facility Amounts together constitute at least fifty-one (51%) of the Outstanding Facility Amounts; provided, further, that until the Commitment (or, as applicable, the portion of the Outstanding Facility Amounts) of FNBB together with the Gold Commitment (or, as applicable, the portion of the Outstanding Facility Amounts) of RIHT are in the aggregate less than fifty-one percent (51%) of the Total Commitment (or, as applicable, the Outstanding Facility Amounts),

                Majority Banks must include at least one Bank other than FNBB and RIHT."

                        "Notes.  The Gold Notes and the Revolving Credit Notes."

                        "Total Commitment.  The sum of the Total
                Revolver Commitment and the Total Gold Commitment."

                        "Type.  As to any Revolving Credit Loan or Gold Loan,
                its nature as a Base Rate Loan or a Eurodollar Rate Loan."

                (b) by deleting the definitions of "Consolidated Excess Cash Flow", "Consolidated Working Capital", "Excess Cash Flow Prepayment", "Term Loan", "Term Notes" and "Term Note Record" in their entireties (any and all references to such terms appearing elsewhere in the Credit Agreement or in any other Loan Document also being hereby deleted).

        Section 2. AMENDEMENT OF SECTION 2.3 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 14 of this Amendment, Section 2.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "2.3 REDUCTION OF TOTAL REVOLVER COMMITMENT.

                2.3.1 OPTIONAL REDUCTIONS. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Dollar Agent to reduce by $1,000,000.00 or an integral multiple thereof or terminate entirely the Total Revolver Commitment, whereupon the Commitments of the Dollar Banks shall be reduced pro rata in accordance with their repsective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Dollar Agent will notify the Dollar Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay the Dollar Agent for the respective accounts of the Dollar Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

                2.3.2 MANDATORY REDUCTIONS. The Total Revolver Commitment shall also be reduced on a semi-annual basis in accordance with the provisions of this paragraph. Upon each such semi-annual reduction in the Total Revolver Commitment, the Commitments of the Dollar Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount of such reduction. Upon the effective date of each such reduction, the Borrower shall pay to the Dollar Agent for the respective accounts of the Dollar Banks (a) the amount, if any, by which the outstanding amount of Revolving Credit Loans exceeds the reduced amount of the Total Revolver Commitment, together with all accrued and unpaid interest on such excess, and (b) the full amount of any commitment fee then accrued on the amount of the reduction. No such mandatory reduction of the Total Revolver Commitment may be reinstated. The Total Revolver Commitment shall be reduced in nine consecutive semi-annual reductions occurring on each alternate fiscal quarter ending date set forth in the table below and in each amount set forth in the table below opposite such date in such table, with the remainder of the Total Revolver Commitment being terminated (and all outstanding Revolving Credit Loans being repaid) on the Maturity Date in accordance with Section 2.8 hereof; provided, however, that the amount of the reduction in the Total Revolver Commitment to be made on January 31, 1997 as set forth in the table below shall be reduced by the amount of any payments, if any, made on Term Loan on October 31, 1996 pursuant to the provisions of Section 3.3 hereof as in effect prior to the effectiveness of the Third Amendment to this Credit Agreement.



                                                     AMOUNT OF
                DATE:                                REDUCTION:
                -----                                ----------

                January 31, 1997                     $   500,000.00


                July 31, 1997 and January 31, 1998   $ 1,000,000.00

                July 31, 1998 and January 31, 1999   $ 1,500,000.00

                July 31, 1999 and January 31, 2000   $ 2,000,000.00

                July 31, 2000 and January 31, 2001   $ 2,500,000.00"

        Section 3. AMENDMENT OF SECTION 2.6 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 2.6 of the Credit Agreement is hereby amended by deleting the phrase "and the Term Loan" appearing at the end thereof.

        Section 4. AMENDMENT OF SECTION 3 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment,
Section 3 of the Credit Agreement is hereby amended by deleting the text of such section in its entirety and replacing it with the words "Intentionally Omitted." All references to such Section 3 of the Credit Agreement or any subsection or subclause thereof appearing elsewhere in the Credit Agreement or in any of the other Loan Documents shall also be deleted.

        Section 5. AMENDMENT OF SECTION 6.4 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendement, Section 6.4 of the Credit Agreement is hereby amended by deleting the phrase "and the Term Loan" appearing at the end thereof.

        Section 6. AMENDMENT OF SECTION 8.7 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 8.7 of the Credit Agreement is hereby amended by deleting the phrase "the Term Loan" appearing therein.

        Section 7. AMENDMENT OF SECTION 8.13 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 8.13 of the Credit Agreement is hereby amended by deleting the phrase "the Term Note Records," appearing therein.

        Section 8. AMENDMENT OF SECTION 8.19(a) OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 8.19(a) of the Credit Agreement is hereby amended by deleting the phrase "notice (in the case of all or any portion of the Term Loan pursuant to Section 3.5)," appearing therein.

        Section 9. AMENDMENT OF SECTION 12.8 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 12.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                        "12.8 INDENTURES. The Borrower will not amend, supplement or otherwise modify the terms of the Indentures or any of the Senior Subordinated Notes or prepay, redeem, cause the defeasance of or repurchase any of the Senior Subordinated Notes; provided, however, (a) the Borrower may amend or modify the Senior Subordinated Notes or refinance, refund or replace the Senior Subordinated Notes with new notes (any such amended, modified or new notes resulting from any such amendment, modification, refinancing, refunding or replacement being herein referred to as the "New Notes") so long as (i) such New Notes are on substantially identical terms as the Senior Subordinated Notes (including without limitation, terms relating to subordination and covenants), provided that such New Notes may have a longer maturity, lower interest rates, less restrictive covenants, slower sinking fund payments and lower prepayment premiums and (ii) the Agents shall have reviewed such New Notes prior to their issuance, (b) the Borrower may redeem those Senior Subordinated Notes constituting the 15.00% Series D Senior Subordinated Notes due 2004 at a redemption price not to exceed $8,960,000 plus the amount of interest accrued thereon, and (c) the Borrower may repurchase a portion of those Senior Subordinated Notes constituting the 12.15% Series C Senior Subordinated Notes due 2004 at a repurchase price (including any prepayment premiums payable thereon) not to exceed an amount, up to $5,000,000, equal to the aggregate amount of net cash proceeds, if any, to the Borrower in excess of $20,000,000 (exclusive of any amounts received by any stockholders of the Borrower) in connection with its planned public offering of its common stock to be consummated on or prior to December 31, 1996. The Borrower wil not pay any interest in cash on the Senior Subordinated Notes in excess of fifteen percent (15%) per annum in the aggregate with any interest in excess of fifteen percent (15%) per annum to be payable only in Senior Subordinated Notes."

        Section 10. AMENDMENT OF SECTION 13.2 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 13.2 of the Credit Agreement is hereby amended by replacing the chart appearing therein with the following new chart:

                     "Fiscal Year              Amount
                      -----------              ------
                      2/1/96 - 1/31/97         $ 8,500,000
                      2/1/97 - 1/31/98         $10,500,000
                      2/1/98 - 1/31/99         $13,500,000
                      2/1/99 - 1/31/00         $11,500,000
                      2/1/00 - 1/31/01         $11,500,000
                      2/1/01 - Maturity Date   $ 3,500,000"

        Section 11. AMENDMENT OF SECTION 15 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment,
Section 15 of the Credit Agreement is hereby amended by deleting the phrase
"and the Term Loan" appearing in the first paragraph thereof.

        Section 12. AMENDMENT OF SECTION 29 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, Section 29 of the Credit Agreement is hereby amended by deleting clause (f) of the second sentence thereof in its entirety and replacing it with the following new clause (f):

                "(f) there can be no reduction in the amount or extension of the maturity date of any of the Obligations (other than as a result of any permitted prepayments made hereunder) without the consent of Banks (other than Delinquent Banks) whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least sixty-six and two thirds percent (66-2/3%) of the Total Commitment."

        Section 13. CONCERNING EXHIBITS AND SCHEDULES TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 14 of this Amendment, the Exhibits and Schedules to the Credit Agreement are hereby amended as follows:

        (a) EXHIBIT F to the Credit Agreement is hereby deleted in its entirety; and

        (b) Schedule 1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 hereto.

        Section 14. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the delivery by (or on behalf of) the Borrower of the following, in form and substance satisfactory to the Agents and the Banks:

        (a) this Amendment signed by each of the Borrower, the Banks and the Agents;

        (b) new Revolving Credit Note for each of the Dollar Banks, each signed by the Borrower, each substantially in the form of Exhibit E to the Credit Agreement, and each in the maximum amount of each such Dollar Bank's Commitment as set forth on Schedule 1 hereto;

        (c) a certificate of the Secretary or Assistant Secretary of the Borrower certifying as to (a) the Certificate of Incorporation or other incorporation documents of the Borrower as in effect on such date of certification, (b) the by-laws of the Borrower as in effect on such date, (c) the corporate resolutions of the Borrower approving this Amendment and the other documents and instruments required to be delivered hereunder by the Borrower, and (d) the names, titles, incumbency, and true specimen signatures of the officers of the Borrower authorized to sign this Amendment and the other documents and instruments required to be delivered hereunder by the Borrower;

        (d) a certificate, as of a recent date, from the Secretary of State of Delaware as to the legal existence and corporate good standing of the Borrower;

        (e) a favorable opinion of counsel to the Borrower in form and substance satisfactory to the Agents and the Banks;

        (f) evidence, satisfactory to the Agents and the Banks in all respects, that on or prior to December 31, 1996, the Borrower shall have consummated the public offering of its common stock, and such public offering shall have yielded net cash proceeds to the Borrower (exclusive of any amounts received by any stockholders of the Borrower) in an aggregate amount not less than $20,000,000;

        (g) the Borrower shall have paid to the Dollar Agent, for the respective accounts of the Dollar Banks, the aggregate outstanding principal amount of the Term Loan, together with all accrued and unpaid interest thereon through the date of repayment;

        (h) the Borrower shall have paid to the Agents, for the respective accounts of the Banks, an amendment fee in the amount of $50,000; and

        (i) any other document or instrument the Agents and the Banks may reasonably request.

        Section 15.  REPRESENTATIONS AND WARRANTIES:  NO DEFAULT:
AUTHORIZATION. The Borrower hereby represents and warrants to the Banks and the Agents as follows:

        (a) Each of the representations and warranties made by it in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and, after the execution of this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

        (b) This Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein and in the Credit Agreement respectively constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

        Section 16. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related
thereto are hereby ratified and confirmed in all respects.   All references in
the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        Section 17. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Agents or the Banks consequent thereon.

        Section 18. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        Section 19. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).




                 [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        MARKS BROS. JEWELERS, INC.


                                        By:
                                           -------------------------
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as Agent



                                        By:
                                            ------------------------
                                        Name:  Ellen Heath
                                        Title: Director


                                        RHODE ISLAND HOSPITAL TRUST
                                        NATIONAL BANK, individually and as
                                        Agent



                                        By:
                                            ------------------------
                                        Name:  Denis D. Hamboyan
                                        Title: Senior Vice President


                                        LASALLE NATIONAL BANK


                                        By:
                                            ------------------------
                                        Name:
                                        Title:


                                        ABN AMRO BANK, N.V.


                                        By: /s/ Jeffrey Sarfay
                                            ------------------------
                                        Name:   Jeffrey Sarfay
                                        Title:  Vice President

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        MARKS BROS. JEWELERS, INC.


                                        By:
                                           -------------------------
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as Agent



                                        By:
                                            ------------------------
                                        Name:  Ellen Heath
                                        Title: Director


                                        RHODE ISLAND HOSPITAL TRUST
                                        NATIONAL BANK, individually and as
                                        Agent



                                        By:
                                            ------------------------
                                        Name:  Denis D. Hamboyan
                                        Title: Senior Vice President


                                        LASALLE NATIONAL BANK


                                        By: /s/ Samir D. Desai
                                            ------------------------
                                        Name:   Samir D. Desai
                                        Title:  Assistant Vice President


                                        ABN AMRO BANK, N.V.


                                        By:
                                            ------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        MARKS BROS. JEWELERS, INC.


                                        By:
                                           -------------------------
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF
                                        BOSTON, individually and as Agent



                                        By:
                                            ------------------------
                                        Name:  Ellen Heath
                                        Title: Director


                                        RHODE ISLAND HOSPITAL TRUST
                                        NATIONAL BANK, individually and as
                                        Agent



                                        By: /s/ Denis D. Hamboyan
                                            ------------------------
                                        Name:   Denis D. Hamboyan
                                        Title:  Senior Vice President


                                        LASALLE NATIONAL BANK


                                        By:
                                            ------------------------
                                        Name:
                                        Title:


                                        ABN AMRO BANK, N.V.


                                        By:
                                            ------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                MARKS BROS. JEWELERS, INC.

                                By: ______________________________
                                Name:
                                Title:

                                THE FIRST NATIONAL BANK OF
                                  BOSTON, individually and as Agent

                                By:  /s/  Ellen Heath
                                   --------------------------------
                                Name:  Ellen Heath
                                Title: Director

                                RHODE ISLAND HOSPITAL, TRUST
                                NATIONAL BANK, individually and
                                as Agent

                                By:________________________________
                                Name:  Denis D. Hamboyan
                                Title: Senior Vice President

                                LASALLE NATIONAL BANK

                                By:________________________________
                                Name:
                                Title:


                                ABN AMRO BANK, N.V.

                                By:________________________________
                                Name:
                                Title:

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                MARKS BROS. JEWELERS, INC.

                                By: /s/ John Desjardins
                                   -------------------------------
                                Name:  John Desjardins
                                Title: Executive Vice President

                                THE FIRST NATIONAL BANK OF
                                  BOSTON, individually and as Agent

                                By:
                                   --------------------------------
                                Name:  Ellen Heath
                                Title: Director

                                RHODE ISLAND HOSPITAL, TRUST
                                NATIONAL BANK, individually and
                                as Agent

                                By:________________________________
                                Name:  Denis D. Hamboyan
                                Title: Senior Vice President

                                LASALLE NATIONAL BANK

                                By:________________________________
                                Name:
                                Title:


                                ABN AMRO BANK, N.V.

                                By:________________________________
                                Name:
                                Title:

                                  SCHEDULE 1

        PART 1 - DOLLAR BANKS - COMMITMENTS AND COMMITMENT PERCENTAGES

                                                                COMMITMENT
DOLLAR BANKS                             COMMITMENT             PERCENTAGE

THE FIRST NATIONAL BANK OF BOSTON
Domestic Lending Office:
  100 Federal Street
  Boston, MA 02110
  Telefax Number:  (617) 434-2309        $29,116,368.75           66.5517%
  Attention:  Ellen Heath, Director
Eurodollar Lending Office:
  100 Federal Street
  Boston, MA 02110
  Telefax Number: (617) 434-2309
  Attention:  Ellen Heath, Director

LASALLE NATIONAL BANK
Domestic Leading Office
 120 South LaSalle Street
 Chicago, IL 60603
 Telefax Number: (312) 904-6225                                 $14,633,631.25                  33.4483%
 Attention:  Samir Desai, Assistant Vice President
Eurodollar Lending Office:
 120 South LaSalle Street
 Chicago, IL 60603
 Telefax Number: (312) 904-6225
 Attention:  Samir Desai, Assistant Vice President
Eurodollar Lending Office:

                                  SCHEDULE 1

    PART 2 - GOLD BANKS - GOLD COMMITMENTS AND GOLD COMMITMENT PERCENTAGES

                                                                                            GOLD COMMITMENT
GOLD BANKS                                                         GOLD COMMITMENT             PERCENTAGE

RHODE ISLAND HOSPITAL TRUST NATIONAL BANK
Domestic Lending Office:
  One Hospital Trust Plaza, R-W09-01
  Providence, Rhode Island  02903
  Telefax Number:  (401) 278-7329                                    $10,700,000                66.875%
  Attention:  Denis D. Hamboyan, Senior Vice President
Eurodollar Lending Office:
  One Hospital Trust Plaza, R-W09-01
  Providence, Rhode Island  02903
  Telefax Number:  (401) 278-7329
  Attention:  Denis D. Hamboyan, Senior Vice President


ABN AMRO BANK, N.V.
Domestic Leading Office
 335 Madison Avenue
 New York, NY 10017
 Telefax Number: (212) 644-6905                                 $5,300,000                      33.125%
 Attention:  Jeffrey Sarfaty, Vice President
Eurodollar Lending Office:
 335 Madison Avenue
 New York, NY 10017
 Telefax Number: (212) 644-6905
 Attention:  Jeffrey Sarfaty, Vice President